Exhibit 10.27

EXECUTION COPY

LEASE AGREEMENT

between

THE ATLANTA DEVELOPMENT AUTHORITY

and

TEN SIDE HOLDINGS, LLC

Dated as of December 1, 2009

This Lease Agreement and all right, title and interest of The Atlanta Development Authority in any rents, revenues and receipts derived under this Lease Agreement have been assigned to The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture of Trust, dated as of December 1, 2009, with The Atlanta Development Authority which secures not to exceed $70,000,000 in aggregate principal amount of The Atlanta Development Authority Taxable Lease Purchase Revenue Bonds (Tivoli Tenside Project), Series 2009.

LEASE AGREEMENT

TABLE OF CONTENTS

(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

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EXHIBIT “A”	-	Description of Land
EXHIBIT “B”	-	Reserved
EXHIBIT “C”	-	Project Summary
EXHIBIT “D”	-	Form of Quitclaim Deed
EXHIBIT “E”		Form of Amendment to Lease Agreement Requisition
EXHIBIT “F’		and Certificate

LEASE AGREEMENT

THIS LEASE AGREEMENT, dated as of December 1, 2009, by and between THE ATLANTA DEVELOPMENT AUTHORITY (the “Issuer”), a public body corporate and politic of the State of Georgia, as lessor, and TEN SIDE HOLDINGS, LLC (the “Lessee”), a limited liability company organized and existing under the laws of the State of Georgia, as lessee.

WITNESSETH :

WHEREAS, on September 26, 2006 Lessee acquired a fee simple interest in certain prope1ty more particularly described in “Exhibit A” attached hereto and by this reference made a part hereon (the “Leased Land”); and

WHEREAS, the Issuer has acquired on                     date herewith (i) the Land from Ten Side Holdings, LLC and (ii) all improvements located on the Land (the “Improvements”) in connection with the Issuer’s issuance of certain taxable revenue bonds in the amount of up to $70,000,000 to finance the development of 336 multifamily housing units and approximately 38,600 square feet of street level retail space on the Land,

NOW THEREFORE, in consideration of the premises and the respective representations and agreements hereinafter contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer and the Lessee agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the rents, revenues and receipts derived from this Lease, the sale of the Bonds, insurance and condemnation awards as herein described and any other rents, revenues and receipts arising out of or in connection with its ownership of the Project as hereinafter defined (except for any unassigned rights);

ARTICLE I

DEFINITIONS

Section 1.1       Definitions. In addition to the words and terms elsewhere defined in this Lease, the following words and terms as used in this Lease shall have the following meanings unless the context or use clearly indicates another or different meaning or intent. Terms which are not defined in this Lease shall have the meaning specified in Article I of the Indenture except as herein otherwise expressly provided or unless the context requires otherwise.

“Act” means an act of the General Assembly of the State of Georgia known as the “Development Authorities Law” (0.C.G.A. Section 36-62-1, et seq.), as amended.

“Assessors” means the Fulton County Board of Assessors.

“Authorized Issuer Representative” means the Chair, Vice Chair or Secretary of the Issuer or any other person or persons at the time designated to act on behalf of the Issuer by certificate furnished to the Lessee and the Trustee containing the specimen signature of each such person and signed by the Chair or Vice Chair of the Issuer. Any such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Issuer Representative. Any such certificate shall be effective until revoked in writing.

“Authorized Lessee Representative” means the person or persons at the time designated to act on behalf of the Lessee by written certificate furnished to the Issuer and the Trustee containing the specimen signature of each such persons and signed on behalf of the Lessee. Such certificate may designate an alternate or alternates, each of whom shall be entitled to perform all duties of the Authorized Lessee Representative. Any such certificate shall be effective until revoked in writing.

“Bond” or “Bonds” means any or all of the Bonds issued by the Issuer pursuant to the Indenture.

“Bond Fund” means the Bond principal and interest payment fund created by Section 602 of the Indenture and within which has been established a General Account and a Special Account. Any reference herein to the “Bond Fund” without further limitation or explanation shall be deemed to be a reference to the General Account in the Bond Fund.

“Bond Purchase Agreement” means the Bond Purchase Agreement, dated as of December 1, 2009, among the Issuer, the Lessee in its capacity as Lessee under this Lease, and the Lessee, as purchaser of the Bonds.

“Bondholder” or “holder of the Bonds” means the registered owner of a Bond or, if a Bond has been pledged and registered in the name of a pledgee, the registered pledgee of that Bond.

“Commission” means the United States Securities and Exchange Commission.

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The term “corporation” shall include corporations, partnerships, limited partnerships, limited liability companies, associations, companies, real estate investment trusts, business tmsts or any other similar entities.

“Company” means Ten Side Holdings, LLC, a Georgia limited liability company.

“Counsel” means an attorney or firm thereof admitted to practice law before the highest court of any state of the United States of America or the District of Columbia. An attorney for the Issuer or the Lessee may be eligible for appointment as Counsel.

“Default Rate” shall mean that rate of interest per annum equal to the lower of (i) one percent (1%) per annum above the Prime Rate in effect from time to time, floating, or (ii) the highest lawful rate of interest.

“Event of Default” means any of the events described in Section 10.1 hereof.

“Exempt Assignment” has the meaning set forth in Section 9.8 of this Lease. “Financing Statements” means any and all financing statements (including continuation statements) filed for record from time to time to perfect the Security Interests created by the Indenture.

“Government Obligations” means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by any agency controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) issued or held in book-entry form on the books of the Department of Treasury of the United States of America), which obligations, in either case, are held in the name of the Trustee and are not subject to redemption prior to maturity by anyone other than the holder thereof.

“Guaranty Agreement” means the Guaranty Agreement between the Lessee, as Guarantor, and the Trustee pursuant to which the Guarantor thereunder guarantees to the Trustee for the benefit of the owners of the Bonds the full and prompt payment of the principal of and interest on the Bonds.

“Improvements” means, collectively, the buildings, structures, fixtures and other improvements now or hereafter located on the Leased Land, the acquisition of which or the improvements or replacement thereto, in whole or in part, is to be financed with the proceeds from the sale of the Bonds, as they may at any time exist.

“Indenture” means the Indenture of Trust between the Issuer and the Trustee, of even date herewith, and pursuant to which, inter alia, (a) the Bonds are authorized to be issued, and (b) the Issuer’s interest in this Lease and the rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project are to be pledged and assigned to the Trustee as security for the payment of the principal of, and redemption premium (if any) and interest on, the Bonds, including any indenture supplemental thereto.

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“Independent Counsel” means an attorney, or firm thereof, duly admitted to practice law before the highest court of any state in the United States of America or the District of Columbia and not an employee of or regularly retained by either the Issuer or the Lessee.

“Issuer” means The Atlanta Development Authority, a public body corporate and politic created and existing under the laws of the State of Georgia, and its lawful successors and assigns.

“Issuer Documents” means this Lease, the Indenture, the Bond Purchase Agreement, and any Quitclaim Deed and Bill of Sale.

“Land” or “Leased Land” means that certain parcel of real property having a street address of 1022 Northside Drive, Atlanta, Fulton County, Georgia, such real property being the property more particularly described on Exhibit “A” attached hereto and by reference made a part hereof, and, together with all easements, hereditaments, tenements and other rights and privileges of any kind appurtenant thereto, less such real estate and interests in real estate as may be released from this Lease pursuant to Section 8.6 hereof or taken by the exercise of the power of eminent domain as provided in Section 7.2 hereof.

“Lease” means this Lease Agreement as it now exists and as it may hereafter be amended pursuant to Article XIV of the Indenture.

“Lease Term” means the duration of the leasehold interest under this Lease as specified in Section 5.1 hereof.

“Leasehold Mortgagee” means the Lender that holds a Leasehold Security Deed.

“Leasehold Security Deed” means any leasehold deed to secure debt entered into by the Lessee pursuant to Section 9.7 hereof.

“Lender” means any financial institution which has advanced credit to the Company.

“Lessee” means Ten Side Holdings, LLC, a Georgia limited liability company, and its successors and assigns, including any surviving, resulting or transferee entity as provided in Section 8.3 hereof or Section 9.1 hereof.

“Lessee Documents” means this Lease, any Guaranty Agreement and the Bond Purchase Agreement.

“Limited Warranty Deed” means the Limited Warranty Deed to be dated the date of actual execution and delivery, pursuant to which Ten Side Holdings, LLC conveys fee simple interest in the Land and Improvements, subject to Permitted Encumbrances, to the Issuer.

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“Loan Documents” means the loan documents with respect to a Lessee’ Leasehold Security Deed or a Superior Security Document.

“Mortgage” means as a noun, a deed of trust, mortgage deed to secure debt, security agreement or similar voluntary agreement creating a lien upon or security interest in conveying security title to the project or any part thereof or any interest therein (including without limitation the Lessee’s leasehold interest) as security for a debt or other obligation. As a verb, “Mortgage” means to grant any such a deed of trust, mortgage, deed to secure debt, security agreement or similar voluntary agreement creating a lien upon or security interest in or conveying security title to the Project leased hereunder or any part thereof or any interest therein (including without limitation the Lessee’s leasehold interest) as security for a debt or other obligation.

“Mortgagee” means the holder of a Mortgage.

“Net Proceeds” when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys’ fees and any Extraordinary Expenses of the Trustee as defined in the Indenture) incurred in the collection of such gross proceeds .

The term “Payment in Full of the Bonds” specifically encompasses the situations referred to in Sections 1001 and 1002 of the Indenture.

“Permitted Encumbrances” means, as of any particular time, (i) liens for ad valorem taxes and special assessments not then delinquent or permitted to exist as provided in Section 6.3 hereof, (ii) this Lease, the Indenture, and the Security Interests created herein and in the Indenture, (iii) utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions in the nature of easements that the Lessee certifies will not materially interfere with or impair the operations being conducted at the Project, (iv) unfiled and inchoate mechanics’ and materialmen’s liens for construction work in progress, (v) architects’, contractors’, subcontractors’, mechanics’, materialmen’ s, suppliers’, laborers’ and vendors’ liens or other similar liens not then payable or permitted to exist as provided in Section 6.l(c) hereof, (vi) such minor defects, irregularities, encumbrances, easements, rights-of-way and clouds on title as the Lessee, by an Authorized Lessee Representative, certifies do not, in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Issuer, (vii) any Superior Encumbrances, and (viii) exceptions described in any Owner’s Policy of Title Insurance procured by the Issuer with the consent of the Lessee and delivered on the date of execution and delivery of this Lease, including the rights of the tenants of the Project identified in such Owner’s Policy of Title Insurance.

“Permitted Investments” means:

(a)	Government Obligations;

(b)	obligations of the Federal Land Bank;

(c)	obligations of the Federal Home Loan Bank;

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(d)	obligations of the Federal Intermediate Credit Bank;

(e)	obligations of the Central Bank for Cooperatives;

(f)            certificates of deposit of national or state banks located within the State of Georgia which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan associations located within the State of Georgia which have deposits insured by the Federal Savings and Loan Insurance Corporation (including the certificates of deposit of any bank, savings and loan association or building and loan association acting as depository, custodian or trustee for any proceeds of the Bonds); provided, however, that the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation, if any, shall be secured by deposit with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank located within the State of Georgia, of any of the obligations included in (a), (b), (c), (d) or (e) above;

(g)           repurchase agreements with respect to obligations included in (a), (b), (c), (d) or (e) above and any other investments to the extent at the time permitted by then applicable Georgia law for the investment of public funds; and

(h)           Securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

(i)          the portfolio of such investment company or investment trust or common trust fund is limited to the obligations referenced in paragraph (a) hereof and repurchase agreements fully collateralized by any such obligations;

(ii)         such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

(iii)        such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

(iv)        securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State.

“Prime Rate” means an index rate of interest per annum announced from time to time by the Trustee or the commercial bank affiliate of the Trustee or its successor as its Prime Rate or Prime Lending Rate (which rate is one of several interest rate bases used by such bank). A change in the Prime Rate shall become effective from the beginning of the day on which such change is announced. If announcement or use of such rate should be discontinued, the Trustee shall substitute a comparable index rate, which shall be effective from and after the date of discontinuance of the original index rate.

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“Project” means the Leased Land and the Improvements, as they may at any time exist.

“Project Fund” means the project fund created by Section 701 of the Indenture and referred to in Sections 4.2 and 4.3 hereof.

“Project Summary” means the project summary, filed with the Issuer, as the same may be amended from time to time in accordance with the provisions of this Lease. The Project Summary is contained as Exhibit “C” attached hereto and by this reference made a part of this Lease.

“Quitclaim Deed and Bill of Sale” means the Quitclaim Deed and Bill of Sale to be dated the date of actual execution and delivery in accordance with Section 11.4 hereof. The Quitclaim Deed and Bill of Sale, in substantially the form it is to be executed and delivered, is attached as Exhibit “D” hereto.

“Rental Payments” means those amounts required to be paid by the Lessee pursuant to Section 5.3 hereof equal to the total amount of the principal and interest payable on the Bonds.

“Security Interest” or “Security Interests” means the security interests created in the Indenture and shall have the meaning set forth in the Uniform Commercial Code of Georgia, as now or hereafter amended.

“Series 2009 Bonds” means The Atlanta Development Authority Taxable Lease Purchase Revenue Bonds (Tivoli Tenside Project), Series 2009.

“Superior Encumbrances” means any encumbrances created by any Superior Security Document.

“Superior Security Document” means any Mortgage, Leasehold Security Deed, deed to secure debt or similar instrument or instruments in which the Lessee or the Issuer (at the request of the Lessee) or both pledges the Project thereof leased hereunder, its interest in this Lease or its interest in the related Trust Estate or any part thereof to a Lender. A Superior Security Document shall also include, without limitation, pledges by the Lessee of the Bonds and any interest in the bond payments related thereto.

“Trust Estate” is defined in the Indenture.

“Trustee” means The Bank of New York Mellon Trust Company, N.A., or any co-trustee and any successor trustee under the Indenture.

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Section 1.2      Rules of Construction. Unless the context clearly indicates to the contrary:

(a)          “Herein”, “hereby”, “hereunder”, “hereof”, “Hereinbefore”, “hereinafter” and other equivalent words refer to this Lease and not solely to the particular portion thereof in which any such word is used.

(b)          Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

(c)          All references herein to particular Articles or Sections are references to Articles or Sections of this Lease.

(d)          Any certificate or statement required to be delivered under the provisions of this Lease or the Indenture shall, in the absence of manifest error, be deemed to be conclusive evidence of the truth, correctness and accuracy of the matters covered in such certificate or statement.

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ARTICLE II

REPRESENTATIONS AND WARRANTIES

Section 2.1       Representations and Warranties by the Issuer. The Issuer makes the following representations and warranties:

(a)          Organization and Authority. The Issuer is a public body corporate and politic, created and validly existing pursuant to the Constitution and laws of the State of Georgia, including particularly the provisions of the Act. Under the provisions of the Act, the Issuer has the power to execute and deliver the Issuer Documents, to enter into the transactions contemplated thereby and to perform and    observe its obligations contained therein in accordance with the terms thereof. By proper corporate action, the Issuer has duly authorized the execution and delivery of the Issuer Documents.

(b)          Ability to Finance Project Under Act. The Project constitutes a project within the scope of the Issuer’s power for which bonds may be issued to finance under the Act.

(c)          Public Purpose. The Issuer has found and hereby declares that the issuance of the Bonds and the use of the proceeds of the Bonds to acquire the Project and the leasing of the Project to the Lessee and the sale of the Project to the Lessee at the expiration or sooner termination of the Lease Term is in furtherance of the public purposes for which the Issuer is created.

(d)          Agreements are Legal and Authorized. The Issuer is not subject to any charter, by-law or contractual limitation or provision of any nature whatsoever which in any way limits, restricts or prevents the Issuer from entering into the Issuer Documents or performing any of its obligations thereunder.

(e)          Limited Obligations. Notwithstanding anything herein contained to the contrary, any obligation the Issuer may hereby incur for the payment of money shall not be a general debt on its part but shall be limited obligations payable solely from rents, revenues and receipts derived from this Lease, the sale of the Bonds and any other rents, revenues and receipts derived by the Issuer arising out of or in connection with its ownership of the Project.

(f)         Issuance of Bonds. To accomplish the foregoing, the Issuer proposes to issue not to exceed $70,000,000 in aggregate principal amount of its Series 2009 Bonds immediately following the execution and delivery    of    this    Lease.    The    date, denominations, interest rate, maturity date, redemption provisions and other pertinent provisions with respect to the Bonds are set forth in the Indenture (particularly Articles II and III thereof) and by this reference thereto they are incorporated herein.

(g)          Security for Bonds. The Bonds are to be issued under and secured by the Indenture, pursuant to which the Issuer’s right, title and interest in this Lease (except for certain rights of indemnification, payment of expenses and right to inspect the Project), and the rents, revenues and receipts received by Issuer pursuant to this Lease will be assigned to the Trustee and pledged as security for the payment of the principal of, redemption premium, if any, and interest on the Bonds.

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(h)          No Prior Pledge. The Trust Estate has not been pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture.

(i)          Governmental Consent. Neither the nature of the Issuer nor any of its activities or properties, nor any relationship between the Issuer and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Issuer in connection with the execution, delivery and performance of any of the Issuer Documents or the offer, issue, sale or delivery of the Bonds, other than those already obtained or filed; provided, however, no representation is made herein as to compliance with the securities or “blue sky” laws of any jurisdiction nor is any representation made as to any governmental consents, approvals or permits required in connection with the construction or operation of the Project.

(j)          No Defaults.    No event has occurred and no condition exists with respect to the Issuer which would constitute an event of default, as defined herein or therein, under any of the Issuer Documents or which, with the lapse of time or with the giving of notice or both, would become an event of default under any of the Issuer Documents except for certain limited obligation bond issues which may be in default but would not adversely affect payment of the Bonds.

(k)          Enforceability. This Lease, assuming due authorization, execution and delivery thereof by Lessee, is a legal, valid and binding obligation of the Issuer, enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally, or (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and except as limited by any principles of public policy limiting the right to enforce the indemnification provisions of this Lease.

(I)         No Warranty by Issuer of Condition or Suitability of the Project.     The Issuer makes no warranty, either express or implied, as to the suitability or utility of the Project or as to the condition of the Project or that they are or will be suitable for the Lessee’s purposes or needs.

Section 2.2       Representations and Warranties by the Lessee. The Lessee makes the following representations and warranties:

(a)          Organization and Power.    The Lessee is a limited liability company duly organized and existing under the laws of the State of Georgia, has the power and authority to enter into this Lease and to perform its obligations contained herein and under the Lessee Documents heretofore or hereafter to be executed and delivered by the Lessee, and has, by proper action, been duly authorized to execute, deliver and perform this Lease in accordance with the terms hereof.

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(b)          Pending Litigation. There is no action, suit, proceeding, inquiry or investigation known to the Lessee to be pending or threatened against or directly affecting the Lessee wherein an unfavorable decision, ruling or finding (i) is reasonably anticipated to materially and adversely affect the transactions contemplated on its part by this Lease, or (ii) is reasonably anticipated to adversely affect the validity or enforceability of the Bonds or the Lessee Documents.

(c)          No Violation or Breach. The execution and delivery by the Lessee of the Lessee Documents and the compliance by the Lessee with its obligations thereunder do not result in any violation of the articles or organization or operating agreement of the Lessee and do not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, lease, note agreement or other agreement or instrument to which the Lessee is a party or by which the Lessee is presently bound for which required consent has not been obtained (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Lessee), or (ii) any existing applicable law or any order, rule or regulation of any court or governmental or regulatory authorities having jurisdiction over the Lessee, applicable to the Lessee.

(d)          Governmental Consents. Neither the Lessee nor any of its business or properties, nor any relationship between the Lessee and any other Person, nor any circumstance in connection with the execution, delivery and performance by the Lessee of the Lessee Documents, or the offer, issue, sale or delivery by the Issuer of the Bonds, is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Lessee, other than those already obtained or filed; provided, however, no representation is made herein as to compliance with the securities or “blue sky” laws of any jurisdiction.

(e)          No Defaults. No event has occurred and no condition exists with respect to the Lessee that would constitute an event of default, as defined herein or therein, under this Lease or any of the Lessee Documents or which, with the lapse of time or with the giving of notice or both, would become such an event of default.

(f)        Governmental Approval. The Project will be developed in such manner as to conform in all material respects with all applicable zoning, planning, building and other regulations of governmental authorities having jurisdiction over the Project and all necessary utilities will be available in all material respects to the Project.

(g)          Enforceability. This Lease, assuming due authorization, execution and delivery thereof by the Issuer, is a legal, valid and binding obligation of the Lessee, enforceable against the Lessee in accordance with its terms, except to the extent that enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors’ rights generally, or (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) and except as limited by any principles of public policy limiting the right to enforce the indemnification provisions of this Lease.

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(h)          Operation of Project. The Lessee presently intends to operate the Project, located wholly within the corporate limits of the City of Atlanta within Fulton County, in a manner consistent with the Act, from the date of this Lease until the expiration or sooner termination of the Lease Term as provided herein.

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ARTICLE III

LEASING CLAUSES AND WARRANTY OF TITLE

Section 3.1       Lease of the Project. The Issuer hereby leases to the Lessee, and the Lessee hereby leases from the Issuer, subject to Permitted Encumbrances, the Project at the rental set forth in Section 5.3 hereof and in accordance with the provisions of this Lease.

The Issuer hereby authorizes and directs Lessee to exercise all rights under this Lease (and be encumbered by all obligations), subject to the Permitted Encumbrances, as if Lessee were the fee simple owner of the Project. This authorization and appointment of the Lessee pursuant to the foregoing sentence and all authority hereby conferred or granted is conferred and granted irrevocably, until the expiration or earlier termination of this Lease. The Issuer hereby agrees that third parties shall be entitled to rely on the authorization and appointment set forth in this paragraph.

Section 3.2       Title to Project. The Lessee and the Issuer agree that the Issuer will hold title to the Project, subject to any Superior Security Document and other Permitted Encumbrances. The Lessee may at its own expense obtain such title insurance policies (or binder to issue such policies) insuring (or agreeing to insure) that the Issuer has good and marketable fee simple title in and to the portion of the Leased Land described on Exhibit “A” attached hereto free from all encumbrances except any Superior Security Document or other Permitted Encumbrances, or that the Lessee has a valid leasehold interest in the Land and/or that the holder of a Superior Security Document has a first lien on and security title to the Leased Land and/or that Leasehold Mortgagee has a first lien on and security title to the Leasehold created by the Lease. Except as otherwise determined pursuant to any Superior Security Document and any Leasehold Security Deed and Net Proceeds of such title insurance shall be used to remedy the title defect resulting in the payment thereof or, to the extent not required therefor or in lieu thereof, shall be deposited in the Bond Fund.

The Issuer makes no warranty or representation as to its title to the Project or any portion thereof. The Issuer agrees that it shall upon request of the Lessee join where necessary in any proceeding to protect and defend the Issuer’s title in and to the Project, provided that the Lessee shall pay the entire cost of any such proceeding or reimburse the Issuer therefor and indemnify and hold harmless the Issuer from any cost or liability whatsoever.

Section 3.3       Quiet Enjoyment. The Issuer warrants and covenants that it will defend the Lessee in the quiet enjoyment and peaceable possession of the Project, and all appurtenances thereunto belonging, free from all claims of all persons whomsoever acting by, through or under the Issuer, throughout the Lease Term.

In addition to the foregoing warranty, the Issuer agrees that it will not take or cause another party to take any action to interfere with the Lessee’s peaceful and quiet enjoyment of the Project. The Issuer agrees that in the event the peaceful and quiet enjoyment of the Project shall otherwise be denied to the Lessee or contested by anyone, the Issuer shall upon request of the Lessee join where necessary in any proceeding to protect and defend the quiet enjoyment of the Lessee, provided that, unless such denial or contest shall result from the gross negligence or willful misconduct of the Issuer, the Lessee shall pay the entire cost of any such proceeding, reimburse the Issuer therefor and indemnify and hold harmless the Issuer from any cost or liability arising from such proceeding whatsoever.

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Section 3.4        Limitations of Warranties.   The warranties of the Issuer which are contained in Sections 3.2 and 3.3 hereof shall be limited to the extent and in such amount as may be collected from time to time from the Lessee under this Lease; provided, however, that nothing contained in this Section shall restrict the Issuer’s liability resulting from the Issuer’s tortious acts or gross negligence.

Section 3.5      Agreement of the Issuer to Execute Amendment to Lease Agreement. The Issuer and the Lessee understand and agree that only with prior written consent of the holder of a Superior Security Document and to the extent permitted by any Superior Security Document at any time such a security instrument is outstanding portions of the    Leased Land may be removed from this Lease in accordance with the provisions hereof and that certain items of personal property may be acquired by the Lessee and conveyed to the Issuer or may be acquired directly by the Issuer from time to time hereafter only as permitted by any Superior Security Document at any time any Superior Security Document is outstanding.     The Issuer agrees, at the reasonable request of and with reasonable notice from the Lessee, to execute from time to time an amendment or amendments to Lease Agreement in substantially the form contained as Exhibit “E” hereto or such other form as may be reasonably satisfactory to the Issuer and the Lessee, and the additional property added thereby shall become a part of the Project and leased by the Issuer to the Lessee pursuant to this Lease.

Section 3.6        Agreement of the Issuer to Subordinate to any Leasehold Security Deed. At Lessee’s request and with the prior written consent of the owners of a majority in principal amount of Bonds Outstanding, the Issuer shall subordinate its fee simple interest in the Project to any Leasehold Mortgagee. In furtherance of such obligation, the Issuer shall execute any deed to secure debt, assignment of leases or other document reasonably requested by Lessee and with the prior written consent of the owners of a majority in principal amount of Bonds Outstanding at any time there is no Superior Security Document encumbering the Project.

Section 3.7     Acknowledgment of Subordination.  Notwithstanding anything contained herein, this Lease is subject and subordinate in all respects to any Superior Security Document, to all other liens granted by the Lessee to the holder of a Superior Security Document with respect to or in connection with the indebtedness secured by the Superior Security Document, and to all modifications, extensions, refinancings (where such liens continue) or renewals of such lien.

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ARTICLE IV

ACQUISITION OF THE PROJECT; ISSUANCE OF THE SERIES 2009 BONDS

Section 4.1      Acquisition of the Project. Not later than the delivery of this Lease the Issuer will have acquired the title in and to the Project which it warrants in Section 3.2 hereof. The Lessee agrees that, as principal, and not as agent for the Issuer, it will cause to be acquired or installed in the Improvements or on the Leased Land items of machinery, equipment and related property as in the Lessee’s judgment may be necessary or desirable for the operation of the Project, all of which acquisitions and installations shall be at all times subject to a first priority security interest in favor of the holder of a Superior Security Document at any time any such Superior Security Document is outstanding. Any changes to the Project Summary shall be made at the sole discretion of the Lessee and shall also be filed with the Secretary or Assistant Secretary of the Issuer and the Authorized Lessee Representative.

The Issuer agrees that only such changes will be made in the Project Summary as may be specified by an Authorized Lessee Representative.

The Lessee agrees to complete the acquisition of the Project in accordance with the Project Summary as promptly as practicable after the date of the execution and delivery of this Lease, but if said acquisition is not completed within the time herein contemplated there shall be no resulting diminution in or postponement of the rents required in Section 5.3 hereof to be paid by the Lessee.         ·

The Issuer makes no warranty or representation, either express or implied, as to the suitability or fitness for a particular purpose of the Project or any portion thereof.

Section 4.2       Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds for payment of the cost of the acquisition of the Project provided for in Section 4.1 hereof, the Issuer agrees that as soon as possible it will authorize, sell and cause to be delivered to the initial purchaser or purchasers thereof, the Bonds, bearing interest and maturing as set forth in Article III of the Indenture, at a price to be approved by the Lessee. Upon receipt of any cash proceeds derived from the sale of the Bonds, the Issuer will deposit said proceeds received upon said sale in the Project Fund.

Section 4.3      Disbursements from the Project    Fund.    The Issuer will, in the Indenture, authorize and direct the Trustee to use the moneys in the Project Fund for the following purposes:

(a)          Payment of the initial or acceptance fee of the Trustee and customary and reasonable fees, costs and expenses of the Trustee and its counsel; the fees and expenses for recording or filing the Limited Warranty Deed whereby fee simple title in and to the Land and the Improvements has been or is to be conveyed to the Issuer; the fees and expenses for recording or filing this Lease or an amendment to the existing Short Form Lease and any other documents by which this Lease is assigned as security for the Bonds; the fees and expenses for recording or filing any documents that the Lessee may deem desirable to file for record in order to protect the title of the Issuer to the Project, or any part thereof; and the fees and expenses in connection with any actions or proceedings that the Lessee may deem desirable to bring in order to perfect or protect the title of the Issuer to the Project;

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(b)          Payment to the Lessee and the Issuer, as the case may be, of such amounts, if any, as shall be necessary to reimburse the Lessee and the Issuer in full for all advances and payments made by them or either of them prior to or after the delivery of the Bonds for expenditures in connection with the acquisition by the Issuer or the Lessee of title to the Land (including the cost of the Leased Land and of any options to purchase the Land and rights-of-way for the purpose of providing access to and from the Land), the acquisition of the Project, the acquisition, construction and installation necessary to provide utility services or other facilities including trackage to connect the Project with public transportation facilities, and the acquisition, construction and installation of all real or personal properties deemed necessary in connection with the Project, and any architectural, engineering and supervisory services with respect to any of the foregoing;

(c)          Payment of, or reimbursement of the Issuer or the Lessee for the fee of the Issuer, the customary and reasonable legal and accounting fees and expenses, financial consultants’ fees, rating agencies’ fees, financing charges (including underwriting or placement fees) and printing and engraving costs incurred in connection with the authorization, sale and issuance of the Bonds, the preparation of this Lease or any amendment hereto, the Indenture, the Financing Statements and all other documents in connection therewith and in connection with the acquisition of title to the Project and any financing obtained from the Lessee’s lenders;

(d)          Payment of the fees, if any, for architectural, engineering and supervisory services with respect to the Project;

(e)          All moneys remaining in the Project Fund (including moneys earned on investments made pursuant to the provisions of Section 4.6 hereof) after the payment in full of the costs of the acquisition of the Project, and after payment of all other items provided for in the preceding subsections of this Section then due and payable shall, at the written direction of the Authorized Lessee Representative, be (i) used for the purchase of Bonds for the purpose of cancellation, or (ii) paid into the Bond Fund, or (iii) a combination of (i) and (ii) as is provided in such direction, provided that amounts approved by the Lessee and the Authorized Issuer Representative shall be retained by the Trustee in the Project Fund for payment of Project costs not then due and payable. Any balance remaining of such retained funds after full payment of all such Project costs shall be used by the Trustee as directed by the Lessee in the manner specified in clauses (i), (ii) and (iii) of this subsection; and

Anything contained in this Section 4.3 to the contrary notwithstanding, if the Bond Purchaser is also the Lessee, in lieu of making a deposit into the Project Fund, the Bond Purchaser may make an internal book entry notation to denote that funds have been advanced by the Bond Purchaser on behalf of the Issuer to the Lessee as payment or reimbursement of Project costs.

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The payments specified in subsections (a) through (e) of this Section shall be made by the Trustee only upon receipt of a written requisition or facsimile thereof for such payment signed by the Lessee by an Authorized Lessee Representative in substantially the form contained as Exhibit “F” hereto.

In making any such payment from the Project Fund the Trustee may conclusively rely on any such requisitions and certificates delivered to it pursuant to this Section and the Trustee shall be relieved of all liability with respect to making such payments in accordance with such requisitions and such certificates without inspection of the Project or any other investigation.

Section 4.4        Obligation of the Parties to Cooperate in Furnishing Documents to Trustee. The Issuer and the Lessee agree to cooperate with each other in promptly furnishing to the Trustee the documents referred to in Section 4.3 hereof that are required to effect payments out of the Project Fund, and to cause such requisitions and certificates to be directed by the Authorized Lessee Representative to the Trustee as may be necessary to effect payment out of the Project Fund in accordance with Section 4.3 hereof. Such obligation of the Issuer and the Lessee is subject to any provisions of this Lease or the Indenture requiring additional documentation with respect to payments and shall not extend beyond the moneys in the Project Fund available for payment under the terms of the Indenture.

Section 4.5     Lessee Required to Pay Project Costs in Event Project Fund Insufficient. The Issuer does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund and which, under the provisions of this Lease, will be available for payment of the costs of the Project, will be sufficient to pay all the costs which will be incurred in that connection. The Lessee agrees that if after exhaustion of the moneys in the Project Fund, the Lessee should pay any portion of the costs of the Project pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Issuer or from the Trustee or from the holders of any of the Bonds nor shall it be entitled to any diminution in or postponement of the rental payments required in Section 5.3 hereof to be paid by the Lessee.

Section 4.6        Investment of Project Fund Moneys Permitted. Any moneys held as part of the Project Fund shall be invested or reinvested by the Trustee upon the written or oral request and direction of the Authorized Lessee Representative, promptly confirmed in writing, in Permitted Investments.

Such investments shall mature or shall be subject to sale prior to maturity in such amounts and at such times as may be necessary to provide funds when needed to make payments from the Project Fund. The Trustee may make any and all such investments through its own bond department as provided in the Indenture. Any interest or gain received from such investments of the moneys in the Project Fund shall be credited to and held in the Project Fund and any loss from such investments shall be charged against the Project Fund.

Section 4.7        Reserved.

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ARTICLE V

EFFECTIVE DATE OF THIS LEASE; DURATION OF

LEASE TERM; RENTAL PROVISIONS

Section 5.1       Effective Date of this Lease; Duration of Lease Term. This Lease shall become effective upon its delivery and the leasehold interest created by this Lease shall then begin, upon substantial completion of the Project as evidenced by the issuance of a “certificate of occupancy” by the governmental body with jurisdiction over the location of the Project, and, subject to the other provisions of this Lease (including particularly Articles X, XI, and XII hereof), shall expire at midnight on January 1, 2022 unless earlier terminated. If at said time and on such date Payment in Full of the Bonds shall not have been made, then this Lease shall expire on such date as such payment shall have been made.

Section 5.2        Delivery    and    Acceptance    of    Possession.     The Issuer agrees to deliver to the Lessee sole and exclusive possession of the Project (subject to the right of the Issuer and the Trustee to enter thereon for inspection and other purposes as set forth in Section 8.3 hereof) on the effective date of this Lease and the Lessee agrees to accept possession of the Project upon such delivery.

Section 5.3        Rents    and    Other    Amounts    Payable.     Subject to Section 208 of the Indenture, on or before January 1 and July 1 in each year, commencing January 1, 2010, until Payment in Full of the Bonds, the Lessee shall pay or cause to be paid to the Trustee for the account of the Issuer as rents for the Project a sum equal to the amount payable on such date as principal of and interest on the Bonds, as provided in the Indenture. Each Rental Payment under this Section 5.3 shall be sufficient to pay the total amount of principal and interest payable on such semiannual interest payment date, and if at any semiannual interest payment date the balance in the Bond Fund is insufficient to make required payments of principal and interest on such date, the Lessee shall forthwith pay any such deficiency.

Notwithstanding anything to the contrary contained herein, if the Company is the lessee of the Project and is also the Bondholder, then the payment of Rental Payments under this Lease and the payment of the principal of and interest on such Bond shall be deemed to have been constructively made when due and shall be noted on the Schedule of Payment attached to the Bond. If the Company elects to terminate this Lease or elects to purchase the Project, and if the Bond has not theretofore been retired, the Company shall make a final payment of Rental Payments in an amount sufficient to retire the Bond and shall cause the Bond to be retired on the date the Term expires or the date this Lease is terminated or the date the purchase of the Project is closed, as applicable, provided that if the Company or an Affiliate of the Company is also the Holder of the Bond, then in lieu of such payment, such Bond shall be marked “canceled and paid” and shall be promptly surrendered by the Holder to the Registrar.

Anything herein to the contrary notwithstanding, any amount at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding rental payment and such credit shall reduce the payment to be then made by the Lessee; and further, if the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and interest on all Bonds then remaining unpaid, the Lessee shall not be obligated to make any further rental payments under the provisions of this Section.

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The Lessee agrees to pay to the Trustee until Payment in Full of the Bonds (i) at least once a year an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under the Indenture, (ii) the reasonable fees, costs and expenses of Trustee’s Counsel as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary Expenses incurred under the Indenture, as and when the same become due; provided, that the Lessee may, without creating a default hereunder, withhold such payment to contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses.

If the Lessee should fail to make any of the payments required in this Section, the item or installment so in default shall continue as an obligation of the Lessee until the same shall have been fully paid, and the Lessee agrees to pay the same with interest thereon, to the extent legally enforceable, at the Default Rate per annum until paid. The provisions of this Section 5.3 shall be subject to the provisions of Section 9.5 hereof.

Section 5.4       Place of Rental Payments. The rents provided for in the first paragraph of Section 5.3 hereof and the interest on delinquent rents shall be paid directly to the Trustee for the account of the Issuer and will be deposited in the Bond Fund subject to the provisions of Section 208 of the Indenture. The other payments provided for in Section 5.3 hereof shall be paid directly to the Trustee for its own use or for disbursement to any other paying agent on the Bonds, as the case may be.

Section 5.5     Obligations    of Lessee Hereunder    Absolute and Unconditional. Subject to the provisions of Section 9.5 hereof, the obligations of the Lessee to make the payments required in Section 5.3 hereof and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional with no right of set-off. Until such time as Payment in Full of the Bonds shall have been made, the Lessee (i) will not suspend or discontinue any payments provided for in Section 5.3 hereof except to the extent the payments have been prepaid, (ii) will perform and observe all of its other agreements contained in this Lease Agreement, and (iii) except as provided in Sections    11.1 and 11.2 hereof, will not terminate the Lease Term for any cause, including, without    limiting the generality of the foregoing, failure of the Issuer’s title in and to the Project or any part thereof, any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State of Georgia or any political subdivision of either thereof or any failure of the Issuer to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Lease or the Indenture. Nothing contained in this Section 5.5 shall be construed to release the Issuer from the performance of any of the agreements on its part herein contained; and if the Issuer should fail to perform any such agreement, the Lessee may institute such action against the Issuer as the Lessee may deem necessary to compel performance or recover its damages for nonperformance so long as such action shall not conflict with the agreements on the part of the Lessee contained in the preceding sentence.    The Lessee may, however, at its own cost and expense and in its own name or in the name of the Issuer, prosecute or defend any action or proceeding or take any other action involving third persons which the Lessee deems reasonably necessary or in order to insure the acquisition of the Project or to secure or protect its right of possession, occupancy and use of the Project hereunder, and in such event the Issuer hereby agrees to cooperate fully with the Lessee and to take all lawful action which is required to effect the substitution of the Lessee for the Issuer in any such action or proceeding if the Lessee shall so request.

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Section 5.6      Lessee’s Performance under Indenture. The Lessee agrees, for the benefit of the owners from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

Section 5.7       Exculpation. Notwithstanding any other provision of this Lease Agreement, by acceptance hereof the Issuer agrees, for so long as any Superior Security Document remains outstanding and unpaid, that payment of the rents and other amounts payable under Section 5.3 but not including payments pursuant to Sections 6.7, 6.9 and 10.4, shall be without recourse to the Lessee or its members personally, and the Issuer shall not be entitled either to seek or procure payment of such amounts out of any source other than the Lessee’s interest in this Lease Agreement ‘or to procure judgment of any kind against either the Lessee, any member of the Lessee, or any property of the Lessee or any member of the Lessee, except for the Lessee’s interest in this Lease Agreement, including, without limitation, for any deficiency remaining after the transfer or other disposition of the Lessee’s interest in this Lease Agreement; provided, however, that nothing in this paragraph shall be deemed to preclude the Issuer from exercising its rights under this Lease Agreement or from obtaining a judgment for purposes of enforcing its rights under this Lease Agreement, or to preclude the Trustee from exercising its rights under the Indenture or from obtaining a judgment for purposes of enforcing its rights under the Indenture. This provision is intended to ensure that the obligations of the Lessee under this Lease Agreement remain junior and subordinate in priority to the obligations of the Lessee under any Superior Security Document and shall be so construed.

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ARTICLE VI

MAINTENANCE AND MODIFICATIONS, TAXES AND INSURANCE

Section 6.1        Maintenance and Modifications of Project by Lessee.

(a)           The Lessee will cause the Project to be maintained, preserved and kept in good repair, working order and condition and will from time to time cause to be made all necessary and proper repairs, replacements and renewals; provided, however, that the Lessee will have no obligation to cause to be maintained, preserved, repaired, replaced or renewed any element or unit of the Project, the maintenance, repair, replacement or renewal of which, in the opinion of the Lessee, becomes uneconomical to the Lessee because of damage or destruction or obsolescence, or change in economic or business conditions, or change in government standards and regulations. The Lessee agrees that the Issuer shall have no obligation to maintain the Project or any portion thereof.

The Lessee covenants that as long as the Lessee or any of its subsidiaries or affiliates operates the Project, it or such subsidiary or affiliate will cause the Project to be maintained and operated as a “project” under the Act.

(b)          The Lessee may from time to time, in its sole discretion, at its own expense and not from the proceeds of the Bonds, make any additions, modifications or improvements to the Project, including installation of machinery, equipment and related property in the Improvements or on the Land, which it may deem desirable for its business purposes. All machinery, equipment and related property so installed by the Lessee shall remain the sole property of the Lessee in which neither the Issuer nor the Trustee shall have any interest. All such machinery, equipment and other related property may be modified or removed at any time.

(c)          The Lessee shall not permit any mechanics’ liens, materialmen’s liens or other liens to be established and remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Lessee shall first notify the Trustee of its intention so to do, the Lessee may in good faith contest any mechanics’ liens, materialmen’s liens or other liens filed or established against the Project, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the Issuer or the Trustee shall notify the Lessee that, in the opinion of Independent Counsel, by nonpayment of any such items, the Project or any material part thereof or the revenues from the Project will be subject to loss or forfeiture, in which event the Lessee shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Issuer will cooperate fully with the Lessee in any such contest.

Section 6.2           Reserved.

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Section 6.3           Taxes, Other Governmental Charges and Utility Charges. The Issuer and the Lessee further acknowledge that under present law no part of the Project owned by the Issuer will be subject to ad valorem taxation by the State of Georgia or by any political or taxing subdivision thereof, and that under present law the income and profits (if any) of the Issuer from the Project are not subject to either federal or Georgia taxation and these factors have induced the Lessee to enter into this Lease. However, under current law and pursuant to the uniform assessment methodologies applied by the Fulton County Board of Assessors, the Lessee shall pay, as the same become lawfully due and payable, (i) all taxes and governmental charges of any kind whatsoever upon or with respect to the interest held by the Lessee under this Lease, (ii) all taxes and governmental charges of any kind whatsoever upon or with respect to the Project or any machinery, equipment or related property installed or brought by the Lessee therein or thereon (including, without limiting the generality of the foregoing, any taxes levied upon or with respect to the income or profits of the Issuer from the Project which, if not paid, will become a charge on the rents, revenues and receipts from the Project prior to or on a parity with the pledge or assignment thereof created and made in the Indenture), (iii) all utility and other charges incurred in the operation, maintenance, use, occupancy and upkeep of the Project and (iv) all assessments and charges lawfully made by any governmental body for public improvements that may be secured by a lien on the Project; provided, that with respect to special assessments or other governmental charges that may lawfully be paid in installments over a period of years, the Lessee shall be obligated to pay only such installments as are required to be paid during the Lease Term.

It is the understanding and intent of the parties that the Issuer’s acquisition of title to the Project, including but not limited to the leased equipment comprising a portion of the Project, shall be solely for the purpose of leasing the same to the Lessee pursuant to the terms hereof. Without limiting the generality of the preceding paragraph concerning payment by the Lessee of all taxes and governmental charges of any kind whatsoever upon or with respect to the Project, it is specifically agreed that the Lessee shall pay, as the same become lawfully due and payable, either in its own name and behalf or in the name and behalf of the Issuer as appropriate, any sales or use taxes due upon payments of rent pursuant to Section 5.3 hereof attributable to leased equipment.

The Lessee may, at its own expense and in its own name and behalf or in the name and behalf of the Issuer, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom. The Issuer shall cooperate fully with the Lessee in any such contest.

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Section 6.4       Insurance Required.

(a)          The Lessee acknowledges and agrees that the Issuer shall have no obligation to insure the Project or any part thereof, and no responsibility for any damage or destruction thereof. Throughout the Lease Term, the Lessee shall cause the Project to be insured against such property and personal injury risks as is consistent with its insurance practices in effect from time to time, including self insurance, and Lessee shall procure and maintain at its expense a commercial general liability policy covering claims for bodily injury, death or property damage occurring upon, in or about the Property in an amount not less than $1,000,000 per occurrence and $3,000,000 in the aggregate with no deductible or self insurance retention, and an umbrella liability policy in the amount of $25,000,000. In lieu of separate insurance policies, such insurance may be in the form of a blanket insurance policy or policies of the Lessee. Insurance policies may be written with reasonable deductible amounts and with exceptions and exclusions as the Lessee deems necessary in the normal course of its business. The Issuer and the Trustee shall be named as additional insureds under any general liability insurance policy or policies, as their respective interests may appear, and certificates of insurance reflecting the Issuer and the Trustee as additional insureds under such policy or policies shall be delivered to the Issuer and the Trustee in connection with the execution of this Lease and annually thereafter upon written request to Lessee. The Trustee shall have no duty to review or analyze such insurance policies and shall hold such insurance policies solely as a repository for the benefit of the bondholders; the Trustee shall not be deemed to have notice of any information contained therein or event of default which may be disclosed therein in any manner. The Issuer and the Trustee shall be provided thirty days’ written notice of cancellation of any such insurance policies.

(b)          Issuer shall have the right, but not the obligation, to obtain a separate liability policy or policies covering the Project with the Issuer as the named insured thereunder. In the event the Issuer shall elect at any time during the term of this Lease to obtain a separate liability insurance policy or policies covering the Project with the Issuer as the named insured thereunder, the insurance premium for such policy or policies shall be allocated among the projects covered under such policy or policies, and Lessee agrees to pay its pro rata share of the premium for such liability insurance not to exceed $7,500.00 in any year (and such maximum annual amount shall be prorated in the case of any partial year of such coverage or any partial year during the term of this Lease). Lessee shall pay its pro rata share of such premium for any year within thirty (30) days after receipt by Lessee of a statement therefor together with back-up information regarding the amount of such premium and the calculation of Lessee’s pro rata share thereof. Lessee shall be an additional insured under any such liability insurance policy or policies obtained by the Issuer, and annually upon written request to the Issuer, the Issuer shall provide Lessee with a certificate of insurance reflecting Lessee as an additional insured under such policy or policies. The Issuer’s own liability insurance shall provide for the waiver of the insurers’ rights of subrogation against Lessee where such waivers are possible.

Section 6.5     Application of Net Proceeds of Insurance.     Unless otherwise provided by any Superior Security Document or a Leasehold Security Deed that has been executed pursuant to the provisions of Section 9.7 hereof, the Net Proceeds of any casualty insurance carried pursuant to the provisions of Section 6.4(a) hereof shall be paid to the Lessee and applied to the repair or replacement of the portion of the Project that was damaged or destroyed by the casualty, the redemption of the Bonds, or for such other use as the Lessee shall determine; provided, however, that no damage to, or destruction of, the Project shall affect the Lessee’s obligation to pay rent hereunder, or entitle the Lessee to reduce or otherwise diminish its rental payments.

Section 6.6     Additional Provisions Respecting Insurance.    Unless otherwise provided by any Superior Security Document or a Leasehold Security Deed that has been executed pursuant to the provisions of Section 9.7 hereof, all claims made under any insurance policies carried by Lessee pursuant to the requirements of Section 6.4(a) hereof, regardless of amount, may be adjusted by the Lessee with the insurers.

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Section 6.7     Other Issuer Expenses. Anything to the contrary herein notwithstanding, the Lessee shall pay any expenses not specifically mentioned herein which are reasonably incurred by the Issuer and its counsel in connection with the Project, this Lease, the Indenture or the Bonds, and which are not paid from the Project Fund pursuant to Section 4.3 hereof.

Section 6.8     Advances by Issuer or Trustee. If the Lessee fails to maintain the full insurance coverage required by this Lease or fails to keep the Project in as reasonably safe condition as its operating conditions will permit, or fails to keep the Project in good repair and good operating condition, the Issuer or the Trustee may (if satisfactorily indemnified) but shall be under no obligation to, take out the required policies of insurance and pay the premiums on the same or make the required repairs, renewals and replacements if the Lessee shall fail to do so within thirty (30) days after written notice of failure to do so has been delivered to Lessee by the Trustee or the Issuer; and all amounts so advanced therefor by the Issuer or the Trustee will become an additional obligation of the Lessee to the one making the advancement, which amounts, together with interest thereon at the Default Rate from the date thereof, the Lessee agrees to pay; provided, however, if the failure stated in the notice cannot be corrected in the applicable time period, the Lessee shall be afforded such additional time as shall be reasonably necessary to correct such failure, provided corrective action is instituted by the Lessee within the applicable time period and diligently pursued until such failure is corrected.

Section 6.9     Indemnification of Issuer and the Trustee. The Lessee shall, indemnify and save the Issuer and the Trustee and the officers, members, directors, agents, employees and attorneys of each harmless against and from all claims by or on behalf of any person, firm, corporation or governmental entity arising from the conduct or management of, or from any work or thing done on, the Project during the Lease Term, and against and from all claims arising during the Lease Term from (a) any condition of the Project, (b) any breach or default on the part of the Lessee in the performance of any of its obligations under this Lease,(c) any contract entered into in compliance with the provisions of Section 4.1 hereof in connection with the acquisition of the Project, (d) any act of negligence of the Lessee or of any of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Lessee, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Lessee, and (f) in the case of the Issuer and the Trustee and the respective officers, members, directors and agents of each, against and from any loss, liability, expense or claim arising under or in connection with the acceptance or administration of the Trust Estate or the performance by the Trustee of its duties and obligations under the Indenture.

The Lessee shall indemnify and save the Issuer and the Trustee and the officers, members, directors, agents, employees and attorneys of each harmless from and against all costs and expenses incurred in or in connection with any action or proceeding brought on such claims. Nothing contained herein shall require the Lessee to indemnify the Issuer and the Trustee and the officers, directors, agents, employees and attorneys of each for any claim or liability resulting from the Issuer’s or the Trustee’s own willful acts or gross negligence. The Issuer or the Trustee shall reimburse the Lessee for payments made by the Lessee pursuant to this Section 6.9 to the extent of any proceeds, net of all expenses of collection, actually received by either such party from any insurance covering such claims with respect to the losses sustained. The Issuer or the Trustee, as applicable, shall promptly claim any such insurance proceeds and shall assign its rights to such proceeds, to the extent of such required reimbursement, to the Lessee.

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In case any action shall be brought against the Issuer or the Trustee in respect of which indemnity may be sought against the Lessee pursuant to this Section 6.9, the Issuer or the Trustee, as applicable, shall promptly notify the Lessee in writing and the Lessee shall have the right to assume the investigation and defense thereof including the employment of counsel and the payment of all expenses. Failure to give any such notice shall not affect the right of the Issuer or Trustee, as applicable, to receive the indemnification provided herein; unless such failure resulted from the gross negligence or willful misconduct of the Issuer or the Trustee, such failure could not be remedied and the result of such failure is that the interests of the Lessee were materially and adversely affected as a direct result of such failure. The Issuer or the Trustee, as applicable shall have the right to employ separate counsel in any such action and participate in the investigation and defense thereof, but the fees and expenses of such counsel shall be paid by the Issuer or the Trustee unless (i) the employment of such counsel has been authorized by the Lessee or, (ii) the Lessee shall have failed promptly after receiving notice of such action from the Issuer or the Trustee, as applicable, to assume the defense of such action and employ counsel reasonably satisfactory to the Issuer or the Trustee, as applicable, or (iii) the named parties to any such action (including any impleaded parties) include both the Issuer or the Trustee, as applicable, and the Lessee or an affiliate of the Lessee, and the Issuer or the Trustee, as applicable, shall have been advised by counsel that there may be one or more legal defenses available to such party which are different from or in addition to those available to the Lessee or affiliate of the Lessee or (iv) the Issuer or the Trustee, as applicable, shall have been advised by counsel that there is a conflict on any legal issue between the Issuer or the Trustee, as applicable, and the Lessee (in which case, if the Issuer or the Trustee, as applicable, notifies the Lessee in writing that it elects to employ separate counsel at the expense of the Lessee, the Lessee shall not have the right to assume the defense of such action or proceeding on behalf of the Issuer or the Trustee, as applicable). The Lessee shall not be liable for any settlement of any such action without its consent but, if any such action is settled with the consent of the Lessee or if there be a final unappealable judgment for the plaintiff in any such action, the Lessee agrees to indemnify and hold harmless the Issuer and the Trustee and the officers, directors, agents, employees and attorneys of each from and against any loss by reason of such settlement or judgment. Nothing herein shall be construed as requiring the Issuer or the Trustee to acquire or maintain insurance of any form or nature with respect to the Project or any portion thereof or with respect to any phrase, term, provision, condition or obligation of this Lease or any other matter in connection herewith.

The obligations of the Lessee under this Section 6.9 shall survive the termination of this Lease and the satisfaction and discharge of the Indenture or the sooner resignation or removal of the Trustee thereunder and shall continue in full force and effect, binding the Lessee to the provisions of this Section 6.9 without regard to the manner of termination of this Lease.

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ARTICLE VII

DAMAGE, DESTRUCTION AND CONDEMNATION

Section 7.1     Damage and Destruction.  Unless otherwise provided in any Superior Security Document, or unless the Lessee shall have exercised its options to prepay the Bonds in whole, terminate the Lease Teim and purchase the Project, if prior to Payment in Full of the Bonds the Project is damaged or destroyed by fire or other casualty, the Lessee shall be obligated to continue to make the Rental Payments specified in Section 5.3 hereof and subject to Section 6.1 hereof and at the written direction of 100% of the Bonds outstanding, shall promptly replace, repair, rebuild or restore the property damaged to substantially the same condition as existed prior to the event causing such damage, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Lessee and as will not impair operating unity of the Project or change its character to such an extent that its ownership by the Issuer would not be permitted under the Act. Issuer hereby acknowledges and agrees that Issuer shall have no right to settle any claim with regard to any damage or destruction of the Project without Lessee’s written approval, which approval may be granted or withheld in Lessee’s sole and absolute discretion.

Section 7.2     Condemnation. Unless otherwise provided in any Superior Security Document, or unless the Lessee shall have exercised its options to prepay the Bonds in whole, terminate the Lease Term and purchase the Project, if the title in and to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any person, firm or corporation acting under governmental authority, the Lessee shall be obligated to continue to make the rental payments specified in Section 5.3 hereof, and, to the extent the Lessee deems it necessary, shall cause the restoration of the Project to substantially the same condition as it existed prior to the exercise of the said power of eminent domain, or shall acquire and install other machinery, equipment or related property suitable for the Lessee’s operations at the Project, title to which machinery, equipment or related property will be conveyed to the Issuer by bill of sale, subject to a first priority security interest in favor of the holder of a Superior Security Document if any Superior Security Document is outstanding, and which will be deemed a part of the Project and available for use and occupancy by the Lessee without the payment of any rent other than the payments specified in Section 5.3 hereof.

Section 7.3     Proceeds of Insurance and Condemnation Awards.    All Net Proceeds of casualty insurance resulting from claims for such losses and all Net Proceeds of any condemnation award shall be paid to the Lessee, unless otherwise required by any Superior Security Document.

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ARTICLE VIII

SPECIAL COVENANTS

Section 8.1    No Warranty of Condition or Suitability by the Issuer.    THE ISSUER MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROJECT OR THAT IT WILL BE SUITABLE FOR THE LESSEE’S PURPOSES OR NEEDS. The Lessee releases the Issuer from, agrees that the Issuer shall not be liable for and agrees, to the extent permitted by applicable law, to hold the Issuer harmless against, any loss that may be occasioned by the condition of the Project or its suitability for the Lessee’s purposes or needs.

Section 8.2      Inspection of Project; Right of Access to the Project by the Issuer. The Lessee agrees that upon at least 48 hours’ written notice to the Lessee and any subtenant, the Issuer, the Trustee or any of their duly authorized agents who are acceptable to the Lessee, shall have the right at all reasonable times during business hours, to enter upon, examine and inspect the Project, provided that such inspection shall not result in any interference or prejudice to the Lessee’s operations and subject to any reasonable restriction imposed by the Company or such subtenant for the protection of its patents, trademarks, trade secrets and other confidential proprietary information. If the Lessee is not in default hereunder, such inspection shall only be made in the presence of an official of the Lessee. The Lessee further agrees that the Issuer and its duly authorized agents shall have such reasonable rights of access to the Project as may be reasonably necessary to cause to be completed the acquisition provided for in Section 4.1 hereof.

Section 8.3       Lessee to Maintain Its Existence; Exceptions Permitted. The Lessee agrees that as long as the Bonds, or any portion thereof shall remain Outstanding, it shall maintain its existence as a limited liability company, and shall not merge or consolidate with any other entity and shall not transfer or convey all or substantially all of its property, assets and licenses; provided however, that if no Superior Security Document is outstanding, the Lessee may without violating any provisions of this Lease consolidate with or merge into another corporation, as defined in Section 1.1 hereof, or permit one or more corporations to consolidate with or merge into it or may transfer or convey all or substantially all of its assets to another corporation, but only on the condition that the assignee corporation or the corporation resulting from or surviving such merger or consolidation (if other than the Lessee) or corporation to which such transfer is made, is then solvent and shall expressly assume in writing and agree to pay and to perform all of the Lessee’s obligations under this Lease. If the Lessee is the surviving corporation in such a merger the express assumption shall not be required.

Section 8.4      Qualification in Georgia. The Lessee warrants (except as may be otherwise permitted pursuant to the provisions of Section 8.3 above) that it is and throughout the Lease Term it will continue to be qualified to do business in the State of Georgia.

Section 8.5      Further Assurances and Corrective Instruments. The Issuer agrees that it will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements and amendments hereto and such further instruments as may reasonably be required for carrying out the intention or facilitating the performance of this Lease, including, without limitation, the execution, delivery and performance of the Issuer Documents and issuance of the Bonds.

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The Lessee may cause this Lease or an amendment to the memorandum of the Lease, in form and substance satisfactory to the Lessee, in the Lessee’s reasonable judgment, to be kept, recorded and filed in such manner and in such places as may be required by law to fully evidence, preserve and protect the leasehold estate of the Lessee hereunder, and the Issuer shall be a party to any such document

Section 8.6       Granting and Release of Easements; Amending or Modifying Easements. The Lessee may at any time or times cause to be granted easements, licenses, rights-of-way (temporary or perpetual and including the dedication of public highways), and other rights or privileges in the nature of easements with respect to any property included in the Project and such grant will be free from the lien or Security Interests created by the Indenture or this Lease, or the Lessee may cause to be amended, modified or released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project with or without consideration, and the Issuer agrees that it shall execute and deliver and will cause the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant, amend, modify or release any such easement, license, right-of-way or other right or privilege upon receipt of: (i) a copy of the instrument of grant, amendment, modification or release, (ii) a written application of the Lessee signed by an Authorized Lessee Representative requesting such instrument and stating (1) that such grant, amendment, modification or release is not detrimental to the proper conduct of the business of the Lessee, and (2) that such grant, amendment, modification or release will not impair the effective use or materially interfere with the operation of the Project and will not materially diminish or impair the security intended to be given by or under this Lease or the Indenture, and (iii) during the time any Superior Security Document or any Leasehold Security Deed is outstanding, as and to the extent permitted any Superior Security Document or any Leasehold Security Deed.

Section 8.7      Release of Certain Land. Notwithstanding any other provision of this Lease, the parties hereto reserve the right at any time and from time to time by mutual agreement and as and to the extent permitted by any Superior Security Document or any Leasehold Security Deed, at any time any Superior Security Document or any Leasehold Security Deed is outstanding, to amend this Lease for the purpose of effecting the release of and removal from this Lease (i) of any unimproved part of the Land (on which the Improvements are not located but on which parking, transportation, utility facilities or other support facilities may be located) on which the Issuer proposes to construct improvements for lease under another and different lease agreement or (ii) of any part of the Land with respect to which the Issuer proposes to convey a fee or other title to a railroad or other public body or quasi-public body or to a public utility in order that transportation facilities or services by rail, water, road or other means or utility services for the Project, for the benefit of the Lessee, may be provided, increased or improved; provided, that if at the time any such amendment is made any of the Bonds are Outstanding and unpaid, there shall be deposited with the Trustee the following:

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(a)          A copy of the amendment in substantially the form attached as Exhibit “E”, as executed or such other form as may be mutually satisfactory to the Issuer and Lessee.

(b)          A certificate of the Lessee (i) stating that the Lessee is not in default under any of the provisions of this Lease, (ii) giving an adequate legal description of that portion of the Land to be released, (iii) stating the purpose for which the Lessee desires the release, (iv) stating that the improvements which will be constructed or the facilities and services which will be provided, increased or improved will be such as will promote the purposes for which the Issuer was created, and (v) requesting such release.

(c)          An opinion of Counsel to the Lessee that all necessary action required under its organizational documents has been taken to authorize and approve such amendment.

(d)          A certificate of an Authorized Lessee Representative, dated not more than sixty (60) days prior to the date of the release and stating that, in the opinion of the person signing such certificate, the release so proposed to be made will not materially impair the utility of the Project and will not destroy the means of ingress thereto and egress therefrom.

No release effected under the provisions hereof shall entitle the Lessee to any abatement or diminution of the rents payable under Section 5.3 hereof.

Section 8.8       Reports by Lessee. The Lessee agrees if any of the Bonds are Outstanding and owned and permitted to be owned under the Indenture by an entity which is not the Lessee or a parent, affiliate or subsidiary of the Lessee or a holder of a Superior Security Document or a Leasehold Mortgagee, and if the Lessee is required by law to file the reports described below, to furnish to the Trustee (for inspection by any owner of the Bonds or any portion thereof or an authorized representative of such Bondholder):

(a)          Not later than one hundred (100) days after the end of each fiscal year of the Lessee, the Lessee’s Annual Report to the Commission on Form 10-K (or any successor form) for the Lessee’s most recent fiscal year then ended, excluding any exhibits and excluding any documents incorporated by reference therein, other than (if applicable) the audited financial statements appearing in the Lessee’s annual report to stockholders for the Lessee’s most recent fiscal year then ended (such Form 10-K or successor form, subject to such exclusion, being hereinafter called the “Form 10-K”), the Form 10-K to contain audited financial statements prepared in accordance with the requirements of such form, or, if the Lessee is not required to file the Form 10-K with the Commission, audited annual financial statements of the Lessee, for the Lessee’s most recent fiscal year then ended, which financial statements will be prepared in accordance with generally accepted accounting principles; and

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(b)          Not later than ninety (90) days after the end of each fiscal quarter of the Lessee, the Lessee’s Quarterly Report to the Commission on Form 10-Q (or any successor form) for the Lessee’s most recent fiscal quarter then ended, excluding any exhibits and excluding any documents incorporated by reference therein, such Form 10-Q to contain unaudited financial statements prepared in accordance with the requirements of such form, or, if the Lessee is not required to file the Form 10-Q with the Commission, unaudited financial statements of the Lessee, for the Lessee’s most recent fiscal quarter then ended. The Trustee shall have no duty to review or analyze such reports and shall hold such reports solely as a repository for the benefit of the bondholders; the Trustee shall not be deemed to have notice of any information contained therein or event of default which may be disclosed therein in any manner.

Section 8.9      Filing of Certain Continuation Statements. Pursuant to Section 1214 of the Indenture, upon written request of the owners of a majority in principal amount of the Bonds, from time to time, the Trustee shall duly file or cause to be filed continuation statements for the purpose of continuing without lapse the effectiveness of (i) those Financing Statements which shall have been filed at or prior to the issuance of the Bonds in connection with the security for the Bonds pursuant to the authority of the Uniform Commercial Code of Georgia, and (ii) any previously filed continuation statements which shall have been filed as herein required. The Lessee shall sign (if necessary) and deliver to the Issuer or its designee and the Issuer shall sign and deliver (if necessary) to the Trustee such continuation statements as may be requested of it from time to time by the Trustee. Upon the filing of any such continuation statement the Trustee shall immediately notify the Lessee and the Issuer that the same has been accomplished.

Section 8.10    Compliance with Laws. The Lessee agrees that it will comply with any applicable law, ordinance, rule or regulation of any governmental authority with respect to its use of the Project other than such as the Lessee is contesting in good faith and by appropriate proceedings.

Section 8.11    Permitted Contests. The Lessee may, at its expense and in its name and behalf or in the name and behalf of the Issuer, in good faith contest any:

(a)          taxes, assessments and other charges referred to in Section 6.3 hereof; or

(b)          regulations or other requirements referred to in Section 8.10 hereof.

In the event of such contest, the Lessee may permit said taxes, assessments or other charges so contested to remain unpaid and undischarged during the period of such contest and any appeal therefrom, unless by nonpayment of any such items, the Project or any part thereof is liable to be subject to loss or forfeiture, in which case (unless bonded or superseded in a manner reasonably satisfactory to the Issuer), the Lessee shall promptly pay such items or cause such items to be satisfied and discharged.

No such contest shall subject the Issuer to the risk of any material civil liability (other than the charge being contested) or any criminal liability, and the Lessee shall give such reasonable security to the Issuer as may be demanded by the Issuer to ensure compliance with the foregoing provisions of this Section.

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Section 8.12    Special Covenants Related to Ad Valorem Taxation.    The Issuer represents and warrants that under the provisions of existing law, the Issuer is required to pay no ad valorem taxes or similar taxes upon any property owned by it in fee simple, including the Project. The Lessee acknowledges that it may be required to pay ad valorem taxes based upon the value of its leasehold estate in the Project.

The Lessee has consulted with the Assessors with reference to the ad valorem tax treatment of the Lessee’s interest in the Project during the Lease Term and the Issuer and the Lessee expect that ad valorem taxes will be assessed against the Project on the basis of the leasehold interest held by the lessee as determined pursuant to the uniform assessment methodologies applied by the Fulton Count Board of Assessors. The Lessee and the Issuer agree to cooperate with each other and with the Assessors with respect to such matters, including the manner from time to time reasonably required by the Issuer or the Assessors for the conveyance of title to the Improvements and the Land which is a part of the Project.

Section 8.13    Special Environmental Indemnification.

(a)          The Lessee agrees to and shall indemnify, hold harmless, and defend the Issuer and Trustee, its officers, members, directors, agents, and employees from and against any and all claims, losses, damages, expenses, causes of action, lawsuits, government regulatory enforcement actions, and liability (individually, a “Claim,” collectively, “Claims”) asserted against the Issuer arising out of alleged or actual “environmental contamination” (hereinafter defined) arising from the condition of the Leased Land or the Lessee’s leasing and operation of the Project.

(b)          “Environmental contamination” as used herein shall mean damages to persons or property or violations of state or federal environmental laws or regulations arising out of the Lessee’s past operations at the Project or the operations of the Lessee at any time at the Project with respect to but not limited to air emissions, water effluent discharges, and waste generation, transportation, storage, disposal, or the handling of hazardous materials.

(c)          The Issuer shall notify the Lessee in writing within thirty (30) days after any Claim is made, brought, or asserted, in any event, in writing, against the Issuer, and as to which the Issuer has actual knowledge by receipt of such written notification. The Lessee shall similarly notify the Issuer in writing within thirty (30) days after any Claim is made, brought, or asserted against the Lessee.

(d)          The Issuer shall fully cooperate with the Lessee, including but not limited to, assisting the Lessee in the preparation of a defense to Claims when and as the Lessee fulfills its obligations under this Section of the Lease. In the event the Issuer provides notice to the Lessee under subsection (c) above, the Lessee shall handle and control the defense of all Claims and the Lessee’s decision on litigation and settlement and all other such aspects shall be final; provided, however, no settlement or decision shall impose upon the Issuer by apportionment or otherwise, any loss, damage or liability as a result thereof.

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(e)          The Issuer shall use its best efforts to deliver the notice specified in subsection (c) above within a period of thirty (30) days after the Issuer has direct knowledge (by receipt of written notice or otherwise) of a Claim.

(f) The provisions of this Section 8.13 shall survive the termination of this Lease and shall continue in full force and effect, binding the Lessee to the provisions of this Section 8.13 without regard to the manner of termination of this Lease.

Section 8.14    Resolution of Disputes. The Lessee agrees that it will respond to the Issuer within fifteen (15) days after notice from the Issuer of any dispute, lawsuit or lien (other than a Superior Security Document) relating in any way to the Project and will cooperate fully with the Issuer to resolve such dispute. If any lien (other than a Superior Security Document) placed on the Project is not removed within ninety (90) days, the Lessee, upon the written request of the Issuer, shall dissolve such lien by the filing of lien dissolution bond pursuant to O.C.G.A. Section 44-14-364.

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ARTICLE IX

ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;

REDEMPTION; RENT PREPAYMENT AND ABATEMENT

Section 9.1      Assignment and Subleasing.    Except as set forth in Sections 9.7 and 9.8 below, this Lease may not be assigned, in whole on or in part, by the Lessee without the consent of (i) the Issuer, (ii) the holder of a Superior Security Document or any Leasehold Mortgagee in its sole discretion at any time any Superior Security Document or Leasehold Security Deed is outstanding, and (iii) the Trustee or the owners of a majority in principal amount of the Bonds Outstanding, which consents of Issuer and Trustee shall not be unreasonably withheld, conditioned or delayed; provided, however, that this Lease may be assigned in whole or in part without such consents, (1) to any entity controlled, controlling or under common control with the Lessee or to any successor to substantially all of the business of the Lessee or (2) in connection with any sale/leaseback or other arrangement entered into by the Lessee in connection with a financing transaction, only with the prior written consent of any holder of a Superior Security Document and any Leasehold Mortgagee, in its sole discretion, at any time any Superior Security Document or Leasehold Mortgagee is outstanding. Any such assignment is further subject to the following conditions:

(a)          The Lessee shall, within thirty (30) days after the delivery thereof, furnish or cause to be furnished to the Issuer and to the Trustee a true and complete copy of each such assignment, together with any instrument of assumption executed by the assignee (which shall become the “Lessee” hereunder);

(b)          Upon such assignment and assumption, the Lessee that is the assignor shall not be relieved of any of its obligations and covenants under this Lease and said Lessee and the assignee “Lessee” shall be jointly and severally obligated hereunder, unless (i) all owners of the Bonds that are then Outstanding under the Indenture and the holder of a Superior Security Document and any Leasehold Mortgagee shall have consented in writing to such release, or (ii) if the Lessee is the owner of all Bonds and there is no holder of a Superior Security Document or Leasehold Mortgagee of the Project; and

(c)          If any required consents to a release of the Lessee is obtained or is not required, as provided in (b) above, then upon such assignment and assumption, the Lessee which is the assignor shall be relieved of all obligations and covenants under this Lease with respect to the Project and the Bonds and the assignee shall thereafter be obligated hereunder as the “Lessee” of the Project.

The Project or any portion thereof may be subleased, in part, without the consent of the Issuer or of the Trustee, but no sublease shall relieve the Lessee of any of its obligations hereunder.

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Section 9.2      Restrictions on Sale of Project by Issuer. The Issuer agrees that, except as otherwise permitted under the terms of this Lease or the Indenture, it will not mortgage, sell, assign, transfer, convey or otherwise encumber the Project or any portion thereof or its interest in this Lease during the Lease Term and that it will not, unless legally required to do so, take any other action which results in the levy or assessment of ad valorem taxes on the Project or the Lessee’s leasehold interest in the Project, except as otherwise provided herein. If the laws of the State of Georgia at the time require or permit such action to be taken, nothing contained in this Section 9.2 shall prevent the consolidation of the Issuer with, or the merger of the Issuer into, or the transfer of the Project as an entirety to, any public entity whose property and income are not subject to taxation and which has the authority to carry on the business of owning and leasing the Project; provided, (a) that no such action shall be taken without the prior written consent of the Lessee, the Trustee and the Bondholders, unless such action shall be required by law, and (b) that upon any such consolidation, merger or transfer, the due and punctual payment of the principal of and interest on the Bonds according to their tenor, and the due and punctual performance and observance of all the agreements and conditions of this Lease to be kept and performed by the Issuer, shall be assumed (either as a matter of law or by express written assumption agreement) by the entity resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

Section 9.3      Prepayment of Bonds.    The Issuer, at the request at any time of the Lessee and if the same are then redeemable, shall forthwith take all steps that may be necessary under the applicable prepayment provisions of the Indenture to effect prepayment of all or any portion of the Bonds, as may be specified by the Lessee, on the earliest prepayment date on which such prepayment may be made under such applicable provisions of such Bonds or the Indenture. So long as the Lessee is not in default hereunder and the Issuer is not obligated to prepay the Bonds pursuant to the terms of the Indenture, the Issuer shall not redeem any Bonds prior to their maturity unless requested in writing by the Lessee. The Lessee agrees to give notice to the Issuer and the Trustee of any prepayment at least forty-five (45) days prior to the prepayment date or such shorter period of time as may be acceptable to the Issuer and the Trustee unless the holders of the Bonds waive, in writing, notice of such prepayment.

Section 9.4      Prepayment of Rents. There is expressly reserved to the Lessee the right, and the Lessee is authorized and permitted, at any time it may choose, so long as it is not in default hereunder, to prepay all or any part of the rents payable under Section 5.3 hereof, and the Issuer agrees that the Trustee may accept such prepayment when the same is tendered by the Lessee. All prepaid rents shall be credited on the rents specified in Section 5.3, in the chronological order of their due dates.

Section 9.5      Rent Abatements if Bonds Paid Prior to Maturity. If at any time the aggregate moneys in the Bond Fund are sufficient to retire or defease, in accordance with the terms of the Indenture, all of the Outstanding Bonds and to pay all Ordinary Expenses of the Trustee due or to become due through the date on which the last of the Bonds is to be paid and retired, under circumstances not resulting in termination of the Lease Term, and if the Lessee is not at the time otherwise in default hereunder, the Lessee shall be entitled to use and occupy the Project from the date on which such aggregate moneys are in the Bond Fund to and including midnight on January 1, 2022, without the payment of rent during that interval (but otherwise on the terms and conditions hereof).

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Section 9.6     Reference to Bonds Ineffective After Bonds Paid.   Upon Payment in Full of the Bonds and all fees, charges and expenses of the Trustee, all references in this Lease to the Bonds and the Trustee shall be ineffective and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. Reference is hereby made to Sections 1001 and 1002 of the Indenture which sets forth the conditions upon the existence or occurrence of which Payment in Full of the Bonds shall be deemed to have been made.

Section 9.7      Leasehold Security Deeds I Cooperation of Issuer.   Lessee is hereby given the right by the Issuer to mortgage and/or give security interests in this Lease under one or more leasehold deeds to secure debt relating to the Project, the rents and Net Proceeds therefrom as the same may be amended, modified, consolidated or extended (each such leasehold deed to secure debt (including any assignment of rents and leases or other similar documents) and amendment, modification, consolidation or extension being herein called a “Leasehold Security Deed”) and may assign this Lease to a lender as collateral security under any such permitted Leasehold Security Deed.

The Issuer shall, at Lessee’s written request, join in any such new Leasehold Security Deed or execute a separate security deed in order to subject its fee interest in the Project described therein, and the rents and Net Proceeds therefrom, to the lien of such Leasehold Security Deed or separate security deed provided that such Leasehold Security Deed or separate security deed shall be fully non-recourse to the Issuer and the Issuer shall deliver such other documents or instruments as the holder of the Leasehold Security Deed or separate security deed shall reasonably require in connection therewith.

If Lessee shall give a permitted Leasehold Security Deed with respect to the Project, Lessee shall provide the Issuer and the Trustee with notice of the Leasehold Security Deed and the name and address of the Leasehold Mortgagee, and the Trustee shall subordinate its interest in the Trust Estate to the lien of such Leasehold Security Deed. Subject to compliance with law, the Issuer agrees that following receipt of such notice by the Issuer, and so long as the Leasehold Security Deed shall not be discharged or reconveyed, or until written notice of discharge and reconveyance is given by the Leasehold Mortgagee to the Issuer and to the Trustee, the following provisions shall apply with respect to this Lease:

(a)          No termination, cancellation, surrender or modification of this Lease by Lessee, including, without limitation, any amendment, supplement or modification to the Project Summary or Exhibit “A” to the Lease, nor the waiver by Lessee of any of the provisions of this Lease nor the giving by Lessee of any consent, shall be effective as to the Leasehold Mortgagee unless consented to in writing by the Leasehold Mortgagee.

(b)          The Issuer or the Trustee, upon providing Lessee any notice of (i) default under this Lease or (ii) a matter on which the Issuer or the Trustee may predicate or claim a default, shall at the same time provide a copy of such notice to the Leasehold Mortgagee of which the Issuer and Trustee have been provided notice as provided above. The Issuer and the Trustee shall have no liability for the failure to give any such notice, except that no such notice by the Issuer or by the Trustee to Lessee shall be deemed to have been duly given to Lessee or the Leasehold Mortgagee unless and until a copy thereof has been so provided to the Leasehold Mortgagee of which the Issuer and the Trustee have been provided notice as provided above.

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(c)          So long as the Leasehold Security Deed is in effect and has not been canceled, unless the Leasehold Mortgagee shall otherwise expressly consent in writing, the fee simple title in and to the Project held by the Issuer and the leasehold estates of Lessee created by this Lease shall not merge but shall remain separate and distinct, notwithstanding the acquisition of said fee simple title and said leasehold estate by the Issuer or by Lessee or by a third party, by purchase or otherwise.

(d)          Notices from the Issuer or from the Trustee to the Leasehold Mortgagee shall be mailed to the address furnished to the Issuer and Trustee, as aforesaid, and those from the Leasehold Mortgagee to the Issuer or to the Trustee shall be mailed to the address designated pursuant to the provisions of this Lease. Such notices, demands and requests shall be given in the manner described in this Lease.

(e)          In the event of any proceeding by either the Issuer or Lessee under the United States Bankruptcy Code (Title 11 U.S.C.) as now or hereafter in effect:

(i)       If this Lease is rejected as to the Project in connection with a bankruptcy proceeding by Lessee or a trustee in bankruptcy for Lessee, (1) such rejection shall be deemed an assignment by Lessee to the Leasehold Mortgagee of the leasehold estate in the Project and all of Lessee’s interest under this Lease, (2) this Lease shall not terminate, and (3) the Leasehold Mortgagee shall have all rights of the Leasehold Mortgagee under this Section 9.7 as if such bankruptcy proceeding had not occurred, unless the Leasehold Mortgagee shall reject such deemed assignment by notice in writing to the Issuer and to the Trustee within thirty (30) days following rejection of this Lease by Lessee or Lessee’s trustee in bankruptcy. If any court of competent jurisdiction shall determine that this Lease shall have been terminated notwithstanding the terms of the preceding sentence as a result of rejection by Lessee or the trustee in bankruptcy in connection with any such proceeding, the Issuer shall promptly, within a reasonable time, provide the Leasehold Mortgagee with written notice that this Lease has been terminated (for the purposes of this clause “(i)” a “New Lease Notice”). The Issuer agrees to enter into a new lease of the Project (for purposes of this clause "(i)", a "New Lease") with the Leasehold Mortgagee of the Project or its designee for the remainder of the Lease Term of this Lease, effective as of the date of termination, upon the terms, covenants and conditions of this Lease provided:

(A)         The Leasehold Mortgagee shall make written request upon the Issuer for such New Lease within thirty (30) days after the date the Leasehold Mortgagee receives the New Lease Notice given pursuant to this subsection.

(B)         Any New Lease made pursuant to this subsection shall have the same priority with respect to any lien, charge or encumbrance on the Project as this Lease, and the tenant under such New Lease shall have the same right, title and interest in and to the project as Lessee has under this Lease as of the date of such New Lease.

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(ii)         If this Lease is rejected by the Issuer or by the Issuer's trustee in bankruptcy:

(A)         Lessee shall not have the right to treat this Lease as terminated except with the prior written consent of the Leasehold Mortgagee; and the right to treat this Lease as terminated in such event shall be deemed assigned to the Leasehold Mortgagee, whether or not specifically set forth in the Leasehold Security Deed, so that the concurrence in writing of Lessee and such Leasehold Mortgagee shall be required as a condition to treating this Lease as terminated in connection with such proceeding.

(B)         Unless this Lease is treated as terminated in accordance with Subsection (ii)(A) above, then this Lease shall continue in effect upon all the terms and conditions set forth herein, but excluding requirements that are not then applicable or pertinent to the remainder of the Lease Term.

(f)          The Issuer shall have no rights in and to the rentals payable to Lessee under any sublease(s) of all or any part of the Project, which rentals Issuer acknowledges may be assigned by Lessee to the Leasehold Mortgagee of the Project.

(g)         The Issuer acknowledges that, in the event of damage to or taking of the improvements that are part of the Project due to casualty or condemnation, the Net Proceeds of casualty insurance or condemnation, as the case may be, may be required by the Leasehold Mortgagee to be applied to reduce the then balance of the indebtedness secured by the Leasehold Security Deed or may be required by Leasehold Mortgagee to be used for the restoration or replacement of such improvements. In the event of any conflict between the provisions of this Lease and the provisions of a Leasehold Security Deed with respect to application of the Net Proceeds of casualty insurance and condemnation, the provisions of the Leasehold Security Deed shall control.

(h)         Notwithstanding any provisions of this Lease to the contrary, no default or event of default under the Leasehold Security Deed or any other document or instrument evidencing or securing the indebtedness secured by the Leasehold Security Deed will, in and of itself, constitute a default or Event of Default under this Lease unless the Leasehold Mortgagee directs that the same be treated as an Event of Default under this Lease.

(i)          (i) Issuer acknowledges that, if the Leasehold Mortgagee or any other party succeeds to the interest of Lessee in the Project under this Lease as a result of foreclosure proceedings or sale under a power of sale or the granting of a deed in lieu of foreclosure, the Leasehold Mortgagee or any such other party, and any transferee of Leasehold Mortgagee or such other party (each, a "Successor Tenant"), shall become a substituted Lessee under this Lease without necessity of any consent of, approval by or notification to Issuer or Trustee. Without the consent of Issuer or the Trustee, the Successor Tenant shall have the right to sell and assign its leasehold estate in the Project or sublease the Project as provided in Section 9.1 hereof without necessity of any consent of, approval by or notification to Issuer. As used in this Lease, the terms "Leasehold estate" or "leasehold" shall mean the estate in the Project created by this Lease.

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(ii)         The Successor Tenant shall be required to assume such Lessee's obligations under this Lease, and shall be deemed to have agreed to perform all of such Lessee's obligations hereunder only from and after the date of such acquisition and only for so long as such Successor Tenant is the owner of the leasehold estate. The Successor Tenant shall, upon any subsequent assignment of the leasehold estate and the assumption by such assignee of this Lease in writing, be relieved of all obligations under this Lease.

(iii)        So long as any Successor Tenant is the owner of the leasehold estate, the Issuer and the Trustee shall look solely to the interest of such Successor Tenant in the Project in the event of the breach or default by such Successor Tenant under the terms of this Lease and any judgment or decree to enforce the obligations of such Successor Tenant shall be enforceable only to the extent of the interest of such Successor Tenant in the Project.

(iv)        Upon the request of any such Successor Tenant, Issuer agrees to enter into a new, separate direct lease for the Project with any such Successor Tenant for the remainder of the term remaining hereunder at the same rent and having the same other provisions as this Lease, as theretofore amended.

(j)           As long as a Leasehold Mortgagee (including any successor or assign) holds a Leasehold Security Deed:

(i)       That Leasehold Mortgagee may, but shall not be obligated to, cure any default by the Lessee under this Lease within sixty (60) days after Leasehold Mortgagee's receipt of Issuer's or Trustee's default notice; provided, however, that if any non-monetary default reasonably cannot be cured within such sixty (60) day-period, the same shall be deemed to have been timely cured if that Leasehold Mortgagee commences reasonably appropriate curative action within such sixty (60) day-period and diligently prosecutes same to completion thereafter. If any such non-monetary default reasonably cannot be cured by Leasehold Mortgagee without Leasehold Mortgagee obtaining possession of the Project, such sixty (60) day cure period shall not commence until Leasehold Mortgagee obtains possession of the Project, as long as all rent payments are made and all other defaults which reasonably can be cured by Leasehold Mortgagee without Leasehold Mortgagee obtaining possession of the Project are so cured, and provided that Leasehold Mortgagee commences to exercise any rights under its Leasehold Security Deed to obtain possession or to effect foreclosure on the Project, and diligently pursues the exercise of such rights thereafter.

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(ii)       Notwithstanding anything in this Lease to the contrary, if any, default by the Lessee under this Lease is of such a nature that it reasonably cannot be cured by such Leasehold Mortgagee, or reasonably cannot be cured by such Leasehold Mortgagee without such Leasehold Mortgagee obtaining possession of the Project, neither the Issuer nor the Trustee shall terminate this Lease as long as all rent payments are made with respect to the Project and all other defaults which reasonably can be cured by such Leasehold Mortgagee without obtaining possession of the Project are so cured.

(iii)      Such Leasehold Mortgagee may exercise any renewal option or any purchase option relating to the Project to which the Lessee under the Lease is now or hereafter entitled under this Lease.

(iv)      Neither the Issuer nor the Trustee shall terminate this Lease as to the Project without first giving the Leasehold Mortgagee (i) written notice of its intent to terminate this Lease and (ii) a reasonable period after such notice in which to obtain possession of the Project or to effect foreclosure or otherwise acquire the leasehold estate from the Lessee and, within a reasonable time thereafter, to cure any default which is capable of being cured by such Leasehold Mortgagee without such Leasehold Mortgagee obtaining possession of the Project. If such Leasehold Mortgagee cures those defaults which reasonably can be cured by such Leasehold Mortgagee without obtaining possession of the Project, then Issuer will not terminate this Lease. Further, neither the Issuer nor the Trustee shall exercise any remedies for a default under this Lease as it relates to any property pledged under any Leasehold Security Deed without the prior written consent of the Leasehold Mortgagee which is the holder thereof.

(v)       In addition to the rights of any Leasehold Mortgagee set forth in this Lease, if the Lease is terminated due to an Event of Default under this Lease, and if, after giving effect to the provisions of Section 10.2 of this Lease, as amended, or any other agreements or state of facts, the lien of the Leasehold Mortgagee's Leasehold Security Deed on the Project would be terminated, Issuer will enter into a new lease (for purposes of this clause “(v)”, the "New Lease" with such Leasehold Mortgagee for the remainder of the term which was theretofore terminated at the same rent and having the same other provisions as this Lease, as theretofore amended). Such right may be exercised (whether under the provisions of this paragraph or under the provisions of this Lease) by written notice from the Leasehold Mortgagee to Issuer on or before the expiration of thirty (30) days after the receipt by the Leasehold Mortgagee of a written notice from Issuer (for the purposes of this clause "(v)", a "New Lease Notice") of such termination, which notice shall advise such Leasehold Mortgagee of such termination and expressly refer to the New Lease rights of such Leasehold Mortgagee under the provisions of this Lease. After any termination of this Lease after which such Leasehold Mortgagee has the right to obtain a New Lease as provided in this Section 9.7, for so long as such Leasehold Mortgagee has such right, Issuer shall not terminate any tenant subleases or the rights of any subtenant.

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(vi)      Within twenty (20) days after request by such Leasehold Mortgagee from time to time made, Issuer will execute and deliver to such Leasehold Mortgagee or to such other person or entity as may be specified by such Leasehold Mortgagee an estoppel certificate containing such information concerning this Lease as such Leasehold Mortgagee may reasonably request.

Section 9.8    Exempt Assignment. Notwithstanding anything to the contrary set forth in this Lease, Lessee may assign its interest in this Lease pursuant to an Exempt Assignment with the prior written consent of the Leasehold Mortgagee in its sole discretion at any time a Leasehold Security Deed is outstanding and without the approval of the Issuer, the Trustee or the owners of a majority in principal amount of the Bonds Outstanding; provided that, any assignee of the Lessee shall (i) agree to fully and unconditionally assume all obligations of the Lessee under the Lease, including, without limitation, all indemnity provisions contained in the Lease, and unless the Lease has expired or is otherwise terminated (ii) use its best efforts to meet the economic development goals of the Issuer for the Project, as originally agreed upon by the Issuer and the Company at the time of execution of the Lease, and (iii) furnish the Issuer and the Fulton County Board of Assessors, not more than seven days following such assignment, written notification of the name, address and appropriate contact person for such assignee, together with a description of such assignment transaction including consideration received by the Lessee in connection therewith.

(a)          An "Exempt Assignment" means any of the following assignments:

(i)       Any bona fide Leasehold Mortgage;

(ii)      The acquisition by any Leasehold Mortgagee or its designee of the leasehold interest through the exercise of any right or remedy of such Leasehold Mortgagee under a bona fide Leasehold Mortgage, including any assignment of the leasehold interest to the Leasehold Mortgagee or its designee made in lieu of foreclosure;

(iii)     Any foreclosure sale by any Leasehold Mortgagee pursuant to any power of sale contained in a bona fide Leasehold Mortgage;

(iv)     Any sale or assignment of the Leasehold by any Leasehold Mortgagee (or its designee) which has acquired the Leasehold by means of any transaction described above;

(v)      Any sale or assigrunent of the leasehold interest to any Qualified Real Estate Investor; and

(vi)     Any sale or assignment of this Lease to any person or entity if (a) Lessee or the proposed assignee provides Adequate Financial Assurance (defined below) of the payment of rent and other financial obligations under the Lease for the period the proposed assignee is the Lessee under the Lease, and (b) the proposed assignee has sufficient commercial real estate experience with respect to housing to properly manage, or oversee the management of, the Project.

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(b)          "Institutional Investor" means any of the following persons or entities:

(i)          Any savings bank, savings and loan association, commercial bank or trust company having shareholder equity (as determined in accordance with GAAP accounting) of at least $50,000,000;

(ii)         Any college, university, credit union, trust or insurance company having assets of at least $50,000,000;

(iii)        Any employment benefit plan subject to ERISA having assets held in trust of $50,000,000 or more;

(iv)        Any pension plan established for the benefit of the employees of any state or local government, or any governmental authority, having assets of at least $50,000,000;

(v)         Any limited partnership, limited liability company or other investment entity having committed capital of $50,000,000 or more;

(vi)        Any corporation, limited liability company or other person or entity having shareholder equity (or its equivalent for non-corporate entities) of at least $50,000,000;

(vii)       Any lender of substance which performs real estate lending functions similar to any of the foregoing, and which has assets of at least

$50,000,000; and

(viii)      Any partnership having as a general partner any person or entity described in this Section 9.8(b) above, or any corporation, limited liability company or other person or entity controlling, controlled by or controlled with any person or entity described in Section 9.8(b) above.

(c)           "Qualified Real Estate Investor" means any of the following:

(i)          Any Institutional Investor; or

(ii)         Any person or entity domiciled within the United States of America and having a minimum net worth of $10,000,000, as certified by a reputable firm of certified public accountants, provided such person or entity has sufficient commercial real estate experience to properly manage, or oversee the management of, the Project.

(d)          "Adequate Financial Assurance" means a guaranty of payment of the rent and other financial obligations of Lessee under the Lease made by a Qualified Real Estate Investor for the period of time that the proposed assignee is the Lessee under this Lease.

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ARTICLE X

EVENTS OF DEFAULT AND REMEDIES

Section 10.1    Events of Default Defined.   The following shall be Events of Default under this Lease:

(a)          failure by the Lessee to make any rental payments required under Section 5.3 hereof on or before the date that the payment is due and continuance of such failure for a period of five (5) business days after written notice thereof has been given to the Lessee;

(b)         failure by the Lessee to observe and perform any other material covenant, condition or agreement on its part under this Lease (other than as referred to in subsection (a) of this Section), for a period of sixty (60) days after written notice, specifying such failure and requesting that it be remedied, shall be given to the Lessee by the Trustee, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Lessee will be afforded such additional time as shall be reasonably necessary to correct such failure, provided corrective action is instituted by the Lessee within the applicable period and diligently pursued until the default is corrected; or

(c)         Failure by the Lessee to make any payment (including any fees or indemnification) to the Issuer or to the Trustee other than the payment of rent that is paid with respect to debt service on any of the Bonds and continuance of such failure for a period of thirty (30) days after written notice thereof has been given to Lessee; or

(d)         A default by the Lessee or the Issuer under any Leasehold Security Deed on the Project, if the Leasehold Mortgagee which holds the same directs the Issuer and the Trustee in writing to treat the same as an Event of Default on this Lease and specifies the remedies that are to be exercised.

The foregoing provisions of this Section 10.1 are subject to the following limitations: if by reason of force majeure, the Lessee is unable in whole or in part to carry out the agreements on its part herein contained, other than the obligations on the part of the Lessee contained in Sections 5.3, 6.3, 6.4 and 8.3 hereof, the Lessee shall not be deemed in default during the continuance of such inability. The term "force majeure" as used herein shall mean, without limitation, the following: acts of God; strikes, lockouts or other industrial disturbances; acts of public enemies; orders of any kind of the government of the United States of America or of the State of Georgia or any of their departments, agencies, political subdivisions or officials, or any civil or military authority; insurrections; riots; epidemics; landslides; lightning; earthquakes; fires; hurricanes; storms; floods; washouts; droughts; arrests; restraint of government and people; civil disturbances; explosions; breakage or accident to machinery, transmission pipes or canals; partial or entire failure of utilities; or any other cause or event not reasonably within the control of the Lessee. The Lessee agrees, however, to use all reasonable efforts to remedy with all reasonable dispatch the cause or causes preventing the Lessee from carrying out its agreements; provided, that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Lessee, and the Lessee shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is, in the judgment of the Lessee, unfavorable to the Lessee.

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Section 10.2    Remedies on Default. Whenever any Event of Default shall have happened and be continuing, the Issuer, or the Trustee as provided in the Indenture, may take any one or more of the following remedial steps:

(a)          declare all installments of rent payable under Section 5.3 hereof for the remainder of the Lease Term to be immediately due and payable, whereupon such rent shall become immediately due and payable. If the Issuer or the Trustee elects to exercise the remedy afforded in this Section 10.2(a) and accelerates all rents payable under Section 5.3 hereof for the remainder of the Lease Term, the amount then due and payable as accelerated rents shall be the sum of (1) the aggregate principal amount of the Outstanding Bonds, and (2) all interest on the Bonds accming to the date of maturity by declaration;

(b)          re-enter and take possession of the Project without terminating this Lease and without any liability to the Lessee for such entry and repossession, and sublease the Project for the account of the Lessee, holding the Lessee liable for the difference in the rents and other amounts payable by such sublessee in such subleasing and the rents and other amounts payable by the Lessee hereunder;

(c)          the Trustee may exercise any remedies provided for in the Indenture and with respect to any Security Interest, the rights of a secured party under the U.C.C.; and

(d)          take whatever action at law or in equity may appear necessary or desirable to collect the rents then due, or to enforce performance and observance of any obligation, agreement or covenant of the Lessee under this Lease.

Provided however, if the Project is subject to a Leasehold Security Deed, no remedies may be exercised by the Issuer or the Trustee without the prior written consent of the Leasehold Mortgagee that holds the same, except that the Trustee and the Issuer may seek a money judgment against Lessee for any fee, expenses, reimbursements or indemnification to which they are entitled under this Lease, the Indenture or any Guaranty Agreement.

Any amounts collected with respect to rent pursuant to action taken under this Section 10.2 shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture and after Payment in Full of the Bonds and the payment of any costs occasioned by an Event of Default hereunder, any excess moneys in the Bond Fund shall be returned to the Lessee as an overpayment of rent. Any enforcement of recovery under this Section shall be limited from and against the Lessee only and no claim or recovery may be made against any member, partner, officer, director or other beneficial owner of the Lessee.

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The Issuer will not exercise any remedies (other than to seek a money judgment against Lessee for any fee, expenses, reimbursements or indemnification to which it is entitled under this Lease) without the prior written consent of a majority in principal amount of the Bonds Outstanding that financed the Project; provided, however, if the Project is encumbered by a permitted Leasehold Security Deed, the Issuer or the Trustee shall exercise such remedies as the Leasehold Mortgagee which holds that Leasehold Security Deed shall direct in writing.

Section 10.3    Remedies Exclusive. The remedies herein conferred upon or reserved to the Issuer or the Trustee are intended to be exclusive of any other available remedy or remedies, notwithstanding every other remedy now or hereafter existing at law or in equity or by statute. Such remedies as are given to the Issuer hereunder shall also extend to the Trustee, and the Trustee and the owners of the Bonds and each Leasehold Mortgagee shall be deemed to be third-party beneficiaries of all covenants and agreements contained in this Lease.

Section 10.4     Agreement to Pay Attorneys' Fees, Costs and Expenses. Should an Event of Default occur and the Issuer or the Trustee employ attorneys or incur other expenses for collection of rents or the enforcement of performance    or observance of any obligation or agreement on the part of the Lessee herein contained, the Lessee agrees that it shall on demand therefor pay to the Issuer or the Trustee the reasonable fees, costs and expenses of such attorneys and such other reasonable expenses so incurred by the Issuer or the Trustee. The obligations set forth in this Section 10.4 shall survive the termination of this Lease.

Section 10.5    No Additional Waiver Implied by One Waiver.   If any agreement contained in this Lease should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

Section 10.6    Waiver of Appraisement, Valuation, Etc. If the Lessee should default under any of the provisions of this Lease, the Lessee agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force, and all right of appraisement and redemption to which it may be entitled.

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ARTICLE XI

OPTIONS IN FAVOR OF LESSEE

Section 11.1    Options to Terminate t.he Lease Term. The Lessee shall have the following options to terminate the Lease Term:

(a)          At any time prior to Payment in Full of the Bonds, the Lessee may terminate the Lease Term by giving the Issuer and the Trustee notice in writing of such termination and by paying to the Trustee (or directly to owners of any Bonds which are subject to the terms of any home office payment agreement as provided in Section 208 of the Indenture) an amount which, when added to the funds in the Bond Fund, will be sufficient to pay, retire and prepay without premium or penalty all of the Outstanding Bonds in accordance with the provisions of the Indenture (including, without limiting the generality of the foregoing, principal, interest to maturity or earliest applicable prepayment date, as the case may be, expenses of prepayment and the Trustee's fees and expenses), and, in case of prepayment, making arrangements satisfactory to the Trustee for the giving of the required notice of prepayment; or

(b)          At any time after Payment in Full of the Bonds, the [Lessee may terminate the Lease Term by giving the Issuer notice in writing of such termination and such Termination shall forthwith become effective]; or

(c)          At any time after the Lessee surrenders Bonds for cancellation, the [Lessee may terminate the Lease Term by giving the Issuer notice in writing of such termination and such termination shall forthwith become effective.]

Provided, however, if there is a permitted Leasehold Security Deed encumbering the Project, this Lease shall not be terminated without the prior written consent of the Leasehold Mortgagee that holds the same.

Section 11.2    Option to Purchase Project.  The Lessee shall have, and    is hereby granted, the option to purchase the Project prior to the expiration of the Lease Term and prior to the Payment in Full of the Bonds. To exercise such option, the Lessee shall give written notice to the Issuer specifying the date of closing such purchase, which date shall be not less than thirty (30) days from the date such notice is given, and shall make arrangements for the giving of the required notice of prepayment or surrender for cancellation of the Bonds in accordance with the provisions of the Indenture. In the event of a notice of prepayment, the amount which shall be paid to the Trustee (or directly to owners of any Bonds which are subject to the terms of any home office payment agreement as provided in Section 208 of the Indenture) by the Lessee in the event of its exercise of the option granted in this Section 11.2 shall be the sum of the following:

(1)         an amount of money which, when added to the funds in the Bond Fund, will be sufficient to provide for the Payment in Full of the then Outstanding Bonds at par on the date specified by the Lessee for such prepayment including, without limitation, principal plus accrued interest thereon to said prepayment date, plus

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(2)         In the event of a notice of surrender of the Bond for cancellation, the amount which shall be paid shall be the sum of one dollar ($ .00) which shall be paid by the Lessee to the Issuer.

Section 11.3     [Reserved.]

Section 11.4     Conveyance on Purchase. At the closing of any purchase pursuant to Article XI or Article XII hereof or pursuant to the exercise of any option to purchase granted herein, the Trustee will, upon the receipt of the purchase price paid by the Lessee and the tender of the Outstanding Bonds to the Trustee, deliver to the Lessee (or to its designee approved in advance by the Leasehold Mortgagee at any time any Leasehold Security Deed is outstanding) the Quitclaim Deed and Bill of Sale or similar documents requested by the Lessee conveying to the Lessee or its designee title in and to the property with respect to which such obligation or option was exercised, without other warranty of title, subject to the following, (i) those liens and encumbrances (if any) to which such title in and to said property was subject when conveyed to the Issuer, (ii) those liens and encumbrances created by the Lessee or to the creation or suffering of which the Lessee consented in writing, (iii) those liens, security interests and encumbrances resulting from the failure of the Lessee to perform or observe any of the agreements on its part contained in this Lease and (iv) Permitted Encumbrances other than the Indenture and this Lease.

If at the time the Indenture has not been satisfied in full, a release by the Trustee from the lien or Security Interest of the Indenture in the property with respect to which such purchase is being consummated shall also be delivered to the Lessee.

Section 11.5    Relative Position of Options and Indenture. The options respectively granted to the Lessee in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not the Lessee is in default hereunder, provided that such default will not result in non-fulfillment of any condition to the exercise of any such option.

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ARTICLE XII

OBLIGATIONS OF LESSEE

Section 12.1     Obligation to Purchase Project. The Lessee hereby agrees to purchase and the Issuer hereby agrees to sell, the Project for one dollar ($1.00) at the expiration or sooner termination of the Lease Term following Payment in Full of the Bonds. At any time subsequent to the expiration or sooner termination of this Lease, upon notice by the Lessee to the Trustee, as assignee of the Issuer, the Trustee, on behalf of the Issuer, shall upon receipt of the purchase price deliver to the Lessee those documents set forth in Section 11.4 hereof. The obligation specified in this Section 12.1 shall be and remain prior and superior to the Indenture and may be exercised whether or not the Lessee is in default hereunder provided that such default will not result in non-fulfillment of any condition to this right.

The provisions of this Section 12.l shall survive the expiration or sooner termination of this Lease.

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ARTICLE XIII

MISCELLANEOUS

Section 13.1    Notices. Any notice, request or other communication (a "notice") required or permitted to be given hereunder shall be in writing and shall be delivered by hand or overnight courier (such as United Parcel Service or Federal Express), sent by facsimile (provided a copy of such notice is deposited with an overnight courier for next business day delivery) or mailed by United States registered or certified mail, return receipt requested, postage prepaid and addressed to each party at its address as set forth below. Any such notice shall be considered given on the date of such hand or courier delivery, confirmed facsimile transmission (provided a copy of such notice is deposited with an overnight courier for next business day delivery), deposit with such overnight courier for next business day delivery, or receipt via the United States mail, but the time period (if any is provided herein) in which to respond to such notice shall commence on the date of hand or overnight courier delivery or on the date received following deposit in the United States mail as provided above. Rejection or other refusal to accept or inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice. By giving at least five (5) days' prior written notice thereof, any party may from time to time and at any time change its mailing address hereunder. Any notice of any party may be given by such party's counsel. Notice addresses are as follows:

(a)	If to the Issuer:	The Atlanta Development Authority 86 Pryor Street, S.W., Suite 300 Atlanta, Georgia 30303 Attention: Chair Facsimile: 404-888-3999

(b)	with a copy to:	The Atlanta Development Authority 86 Pryor Street, S.W., Suite 300 Atlanta, Georgia 30303 Attention: Veronica C. Jones, Esq. General Counsel

	with an additional copy to:	Hunton & Williams LLP Bank of America Plaza 600 Peachtree Street, N.E. Suite 4100 Atlanta, Georgia 30308 Attention: Douglass P. Selby Facsimile: 404-888-4190

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(c)	If to the Lessee:	Ten Side Holdings, LLC c/o Tivoli Properties, Inc. One Overton Park, Suite 1150 3625 Cumberland Boulevard Atlanta, Georgia 30339 Attention: Scott L. Leventhal Facsimile: 404-961-4683

	with a copy to:	Seyfarth Shaw LLP 1545 Peachtree Street, NE Suite 700 Atlanta, Georgia 30309 Attention: Daniel M. McRae, Esq. Facsimile: 404-892-7056

(d)	If to the Trustee:	The Bank of New York Mellon Trust Company, N.A. 900 Ashwood Parkway, Suite 425 Atlanta, Georgia 30338 Attention: Corporate Trust Department Facsimile: 770-698-5195

(e)	If to the holder of a Superior Security Document:	KeyBank National Association 127 Public Square Cleveland, Ohio 44114 Attention: Commercial Real Estate Department

A duplicate copy of each notice, certificate or other communication given hereunder by either the Issuer, the Lessee or the Trustee shall be given to each of the others and to the holder of any Superior Security Document so long as such Superior Security Document has not been exchanged, reconveyed or released. The Issuer, the Lessee and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. The Trustee will accept and act upon instructions or directions pursuant to this Agreement sent by the Issuer or the Lessee sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, provided, however, that the Issuer and the Lessee, respectively, shall provide to the Trustee an incumbency certificate listing designated persons with the authority to provide such instructions, which incumbency certificate shall be amended whenever a person is to be added or deleted from the listing. If the Issuer or the Lessee elect to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee's understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee's reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Issuer and the Lessee each agree to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

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Section 13.2     Binding Effect. This Lease shall inure to the benefit of and shall be binding upon the Issuer, the Lessee and their respective successors and assigns.

Section 13.3     Severability. If any provision of this Lease shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

Section 13.4    Amounts    Remaining    in Bond Fund.    The parties hereto agree that, subject to and in accordance with the terms and conditions of Section 609 of the Indenture certain surplus moneys remaining in the Bond Fund shall belong to and be paid to the Lessee by the Trustee as an overpayment of rents.

Section 13.5     Amendments, Changes and Modifications. Except as otherwise provided in this Lease or in the Indenture, subsequent to the initial issuance of the Bonds and prior to Payment in Full of the Bonds, this Lease may only be amended, changed, modified, altered or terminated by the written agreement of the Issuer and the Lessee and may not be effectively amended, changed, modified, altered or terminated without the prior concurring written consent of the Trustee in accordance with the Indenture and the Leasehold Mortgagee at any time a Leasehold Security Deed is outstanding.

Section 13.6     Execution Counterparts. This Lease may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

Section 13.7     Captions. The captions and headings in this Lease are for convenience only and in no way define, limit or describe the scope or intent of any provisions of this Lease.

Section 13.8    Recording of Lease, Memorandum of    Lease or Short Form Lease. This Lease (or an amendment to the memorandum or short form lease relating to this Lease) and every assignment and modification hereof and thereof shall be recorded in the office of the Clerk of the Superior Court of Fulton County, Georgia, or in such other office as may be at the time provided by law as the proper place for such recordation.

Section 13.9    Law    Governing    Construction    of    Lease.     This Lease shall be governed by, and construed in accordance with, the laws of the State of Georgia.

Section 13.10   Net Lease. This Lease shall be deemed a "net lease", and the Lessee shall pay absolutely net during the Lease Term the rents, revenues and receipts pledged hereunder, without abatement, deduction or set-off other than those herein expressly provided.

Section 13.11     Obligations Non Recourse. Notwithstanding any provision herein or in the Indenture or any Guaranty Agreement to the contrary, none of the officers, directors, shareholders, partners, members or other beneficial owners of Lessee shall be personally liable for the payment or performance of any of the Lessee's obligations hereunder, it being understood that the recourse of the Issuer, the owners of the Bonds and the Trustee and each of their successors and assigns under or in connection with this Lease, the Indenture and any Guaranty Agreement, as amended or supplemented from time to time, shall be limited to the Lessee (including the Lessee's interest in the Project), and the Issuer, the owners of the Bonds and the Trustee and any of their successors and assigns hereby waive any such liability.

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Section 13.12     Issuer's Obligations Limited. No recourse under or upon any obligation, or agreement contained in this Lease or under any judgment obtained against the Issuer, or by the enforcement of any assessment or by any legal or equitable proceeding by virtue of any constitution or statute to otherwise or under any circumstances, under or independent of this Lease, shall be had against the Issuer or any director, member, officer, agent, attorney or employee, as such, in its individual capacity, past, present or future, of the Issuer or any successor entity.

Anything in this Lease to the contrary notwithstanding, it is expressly understood and agreed by the parties hereto that (a) the Issuer may rely conclusively on the truth and accuracy of any certificate, notice or other instrument furnished to the Issuer by the Trustee or the Lessee as to the existence of any fact or state of affairs required hereunder to be noticed by the Issuer; (b) the Issuer shall not be under any obligation hereunder to perform any record-keeping or to provide any legal services, it being understood that such services shall be performed either by the Trustee or the Lessee; and (c) none of the provisions of this Lease shall require the Issuer to expend or risk its own funds or to otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder, unless it shall first have been adequately indemnified to its satisfaction against the cost, expenses and liability which may be incurred thereby.

The obligation hereunder are the special limited obligations of the Issuer and not obligations of Fulton County, the State of Georgia or any subdivision thereof. Notwithstanding anything herein contained to the contrary, any obligation the Issuer may hereby incur for the payment of money shall not be a general debt on its part but shall be payable solely from rents, revenues and receipts derived from this Lease, the sale of the Bonds and any other rents, revenues and receipts derived by the Issuer arising out of or in connection with its ownership of the Project (except for Unassigned Rights). The Issuer has no taxing power.

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Section 13.13    Negation of Partnership.     Nothing in this Lease shall    be construed to render or constitute Issuer in any way or for any purpose a partner, joint venturer or associate in any relationship with Lessee, or vice versa, other than that as lessor and lessee or landlord and tenant, nor shall this Lease be construed to authorize Issuer as agent for Lessee.

Section 13.14    Estoppel Certificates. Upon ten (10) business days written request of the Company, the Issuer will provide (or direct the Trustee to provide) a statement to the holder of any Superior Security Document concerning, to the best of its knowledge, (i) the outstanding amount of the Bonds that have been issued to the Company; (ii) whether a default exists under this Lease or the other Bond Documents, and if so specifying the nature of such default; (iii) whether this Lease or the Bond Documents have been amended, and if so, specifying the amendments; and (iv) any other matter concerning this Lease or the Bond Documents reasonably requested by such holders.

[ Signatures commence onfollowing page]

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IN WITNESS WHEREOF, the Issuer and the Lessee have caused this Lease to be executed in their respective names by their duly authorized officers, all as of the date first above written.

THE ATLANTA DEVELOPMENT AUTHORITY

By:	/s/ Shirley Franklin
Chair

Attest:

/s/ Veronica C. Jones
Assistant Secretary

(SEAL)

As to the Issuer, signed, sealed
and delivered in the presence of:

/s/ Rachel Davis
Witness

/s/ Susan S. Van Gellen
Notary Public

My commission expires: 10/29/2010
(Notarial Seal)

(Signature Page to Lease Agreement)

TEN SIDE HOLDINGS, LLC,
a Georgia limited liability company

By:	Ten Side Member, LLC, a Georgia limited liability company, member

By:	Ten Side Manager, LLC, a Georgia limited liability company, manager

By:	Tivoli Properties, Inc. (Delaware),
A Delaware corporation, Manager

By:	/s/ Scott L. Leventhal
Scott L. Leventhal
President

Attest:

/s/ Scott L. Leventhal
Secretary

As to the Lessee, signed, sealed
and deliver d in the presence of:

/s/ Heather Anderson
Witness

/s/ Karen A. Brown
Notary Public

My commission expires: 10/18/2010

(Notarial Seal)

(Signature Page to Lease Agreement)

EXHIBIT "A"

to

LEASE AGREEMENT

Between

THE ATLANTA DEVELOPMENT AUTHORITY

and

TEN SIDE HOLDINGS, LLC

dated as of December l, 2009

DESCRIPTION OF LEASED LAND

EXHIBIT "A"

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in Land Lot(s) 149 & 150 of the 17TH District, Fulton County, Georgia and being more particularly described as follows:

Beginning at a point at the southwest end of the mitered intersection of the westerly right-of-way line of Northside Drive (90' R/W) and the northerly right-of-way line of Tenth Street (60' R/W) said point being the POINT OF BEGINNING; thence along the northerly right-of-way line of Tenth Street (60' R/W) the following courses and distances: North 89 degrees 35 minutes 01 seconds West a distance of 27.90 feet to a point; thence North 89 degrees 34 minutes 09 seconds West a distance of 243.08 feet to a point; thence North 89 degrees 31 minutes 07 seconds West a distance of 149.89 feet to an iron pin found (disturbed) at the intersection of said right-of-way line and the easterly right-of-way line of Watkins street (R/W Varies); thence along the easterly right-of-way line of Watkins street (R/W Varies) North 02 degrees 59 minutes 27 seconds East a distance of 245.14 feet to an iron pin found at the intersection of said right-of-way line and the southerly right-of-way line of Edgehill Avenue (40' R/W); thence along the southerly right-of-way line of Edgehill Avenue (40' R/W) South 84 degrees 28 minutes 25 seconds East a distance of 149.84 feet to an iron pin found (2" open top pipe); thence leaving said right-of-way line North 00 degrees 03 minutes 05 seconds West a distance of 40.33 feet to a point; thence North 00 degrees 05 minutes 47 seconds East, a distance of 107.91 feet to a point; thence South 89 degrees 42 minutes 31 seconds East a distance of 39.73 feet to an iron pin found; thence North 00 degrees 22 minutes 13 seconds East a distance of 100.06 feet to a point on the southerly right-of-way line of Eleventh Street (40' R/W); thence along said right-of-way line the following courses and distances: North 89 degrees 56 minutes 42 seconds East a distance of 142.12 feet to an iron pin found (3/8" rebar); thence South 89 degrees 58 minutes 43 seconds East a distance of 105.45 feet to an iron pin found at the intersection of said right-of-way line and the westerly right-of-way line of Northside Drive (90' R/W); thence along the westerly right-of-way line of Northside Drive (90' R/W) the following courses and distances: South 00 degrees 19 minutes 26 seconds West a distance of 147.18 feet to an iron pin found (3/8" rebar); thence South 00 degrees 26 minutes 51 seconds West a distance of 69.53 feet to an iron pin found (3/8" rebar); thence South 00 degrees 32 minutes 10 seconds West a distance of 242.59 feet to a point; thence South 48 degrees 31 minutes 09 seconds West a distance of 34.07 feet to a point and the TRUE POINT OF BEGINNING.

Said tract containing 3.915 acres.

A-1

EXHIBIT "B"

to

LEASE AGREEMENT

Between

THE ATLANTA DEVELOPMENT AUTHORITY

and

TEN SIDE HOLDINGS , LLC

dated as of December 1, 2009

[RESERVED]

EXHIBIT "C"

to

LEASE AGREEMENT

Between

THE ATLANTA DEVELOPMENT AUTHORITY

and

TEN SIDE HOLDINGS, LLC

dated as of December 1, 2009

PROJECT SUMMARY

That certain multifamily housing development project known as Tivoli Tenside at 1022 Northside Drive in Atlanta, Fulton County, Georgia

B-1

EXHIBIT "D"

QUITCLAIM DEED

by and between

THE ATLANTA DEVELOPMENT AUTHORITY

and

TEN SIDE HOLDINGS, LLC

(See attached)

______________SPACE ABOVE THIS LINE FOR RECORDER’S USE______________

After recording, please return to:

QUITCLAIM DEED

This QUITCLAIM DEED (the “Deed”) dated as of the ________________ day of _____________________, 20_, between The Atlanta Development Authority (the “Grantor”) and Ten Side Holdings, LLC, a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia, as grantee (the “Grantee”):

WITNESSETH:

WHEREAS, the Grantor and the Grantee have entered into a Lease Agreement, dated as of December 1, 2009 (the “Lease Agreement”); and

WHEREAS, the Grantor and the Grantee, pursuant to the terms of the Lease Agreement have agreed to enter into this Deed; and

WHEREAS, all capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Lease Agreement; and

WHEREAS, the Grantor desires to assign its right, title and interest in and to the Project to the Grantee and to execute a Quitclaim Deed with respect to all property rights it has in and to the Project;

NOW THEREFORE, in consideration of the premises and the respective undertakings and agreements hereinafter set forth, THE GRANTOR HEREBY AGREES AS FOLLOWS:

D-2

1.         The Grantor hereby, with effect as and from the date hereof, grants, assigns, transfers and conveys to the Grantee, all of its right, title and interest in, to and under the Project.

2.         The Grantor has such title in and to the Land free from all encumbrances except Permitted Encumbrances described in the Lease Agreement, free of all claims of all persons whomsoever claiming by, through or under the Grantor.

3.         The Grantee hereby accepts the Assignment of all of the foregoing rights, title and interest of the Grantor in, to and under the Project.

4.         The Grantor does hereby bargain, sell and convey to the Grantee its interest, if any, in the Leased Land described in Exhibit “A” hereto and the Improvements located on the Leased Land, such property being free from all liens, security interests and encumbrances from Persons claiming through and under the Grantor other than Permitted Encumbrances described in the Lease Agreement.

THE GRANTOR AND THE GRANTEE FURTHER AGREE AS FOLLOWS:

The Grantor, in consideration of the sum of Ten Dollars ($10.00) by it in hand paid at and before the sealing of these presents (the receipt whereof is hereby acknowledged), has granted, bargained, sold and released, and by these presents does grant, bargain, sell and release, unto the said Grantee, its successors and assigns, whatever right, title, and interest the Grantor does possess, and does by these presents demise, release, and forever quitclaim unto the Grantee all of the interest of the Grantor, if any, in and to the Project including, without limitation, the Leased Land and the Improvements;

TOGETHER, with all and singular the rights, tenements, hereditaments and appurtenances to the said Project belonging or in anywise incident or appertaining.

TO HAVE AND TO HOLD, all and singular the said premises before mentioned unto the said Grantee, its successors and assigns forever.

D-3

IN WITNESS WHEREOF, The Atlanta Development Authority has caused these presents to be executed in its name and its seal to be hereto affixed this ________ day of ___________________

THE ATLANTA DEVELOPMENT AUTHORITY

By:
Chair

Attest:

Secretary

(SEAL)

Signed, sealed and delivered in the
presence of:

Witness

Notary Public

My Commission Expires :_________

(NOTARIAL SEAL)

D-4

EXHIBIT “A”

TO

[QUITCLAIM DEED AND BILL OF SALE]

DESCRIPTION OF LEASED LAND

D-5

EXHIBIT “E”

FORM OF AMENDMENT TO LEASE AGREEMENT

Number

This AMENDMENT TO LEASE AGREEMENT, Number _, dated as of________,___, between THE ATLANTA DEVELOPMENT AUTHORITY (the “Authority”), a public body corporate and politic created and existing under the laws of the State of Georgia, as Lessor, TEN SIDE HOLDINGS, LLC (the “Lessee”), a limited liability company organized and existing under the laws of the State of Georgia.

WITNESSETH:

WHEREAS, the Authority and the Lessee have heretofore entered into a Lease Agreement, dated as of December 1, 2009 (said Lease Agreement, as from time to time modified or amended, is herein called the “Lease”), relating to certain Leased Land in Fulton County, Georgia (as more fully described hereinafter as the “Land”); and

WHEREAS, the Authority and the Lessee have now determined that it is necessary to amend the Lease in certain respects to reflect the [removal from] [addition to] the description of the Leased Land the real property (including the improvements thereon constituting a part of the Project) described in Exhibit “1” hereto; and

NOW, THEREFORE, in consideration of the premises and of the mutual covenants hereinafter contained, the Authority and the Lessee agree to and do hereby amend the Lease to modify the description of the Leased Land contained as Exhibit “A” attached thereto in order to [remove therefrom] [add thereto], effective as of the date hereof, the real property (including all structures, buildings and other improvements thereon) described in Exhibit “1” to this Amendment to Lease Agreement.

Section 1. Amendment of Lease. The Lease shall be deemed to be modified and amended in accordance with the provisions of this Amendment to Lease Agreement and the respective rights, duties and obligations of the Authority and the Lessee under the Lease shall hereafter be determined, exercised and enforced under the Lease subject in all respects to this Amendment to Lease Agreement, and all the terms and conditions of this Amendment to the Lease Agreement shall be part of the terms and conditions of the Lease for any and all purposes.

All references in the Lease to the Land described in Exhibit “A” thereof shall refer to said Exhibit as hereby amended and modified.

Section 2. Execution Counterparts. This Amendment to Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

E-1

Section 3. Recordation. This Amendment to Lease Agreement may be recorded in the office of the Superior Court of Fulton County, or in such other office as may be at the time provided by law as the proper place for such recordation.

Section 4. Lease to Continue in Full Force and Effect. All other terms of the Lease shall continue in full force and effect subject to this Amendment to Lease Agreement as set forth herein.

E-2

IN WITNESS WHEREOF, the Authority and the Lessee have caused this Amendment to the Lease Agreement to be executed in their respective names and their respective seals to be hereunto affixed and attested by their duly authorized officers as of _____________,__.

THE ATLANTA DEVELOPMENT AUTHORITY

Attest:

By: ______________ Chair

Secretary

(SEAL)

As to the Authority, signed, sealed

and delivered in the presence of:

Witness

Notary Public

My commission expires:_________

_ (Notarial Seal)

TEN SIDE HOLDINGS, LLC,
a Georgia limited liability company

	By:	Ten Side Member, LLC, a Georgia limited
liability company, member

		By:	Ten Side Manager, LLC, a Georgia limited liability company, manager

			By:	Tivoli Properties, Inc. (Delaware) a Delaware corporation, manager

By:
Scott L. Leventhal, President and Chief Executive Officer
Attest:

E-3

Secretary

(SEAL)

As to the Lessee, signed, sealed and delivered in the presence of:

Witness

Notary Public

My commission expires:.__________

(Notarial Seal)

E-4

EXHIBIT “l”

TO AMENDMENT TO LEASE AGREEMENT (NUMBER _)

among

THE ATLANTA DEVELOPMENT AUTHORITY,

and

TEN SIDE HOLDINGS, LLC

dated as of________

DESCRIPTION OF [ADDITIONAL] [REMOVED] LAND

E-5

EXHIB IT “F”

REQUISITION AND CERTIFICATE

Requisition and Certificate No. _
Date:___________ , 20_
Amount of Requisition: $ _____

The Bank of New York Mellon Trust Company, N.A., as Trustee under the Indenture of Trust, dated as of December 1, 2009, relating to The Atlanta Development Authority Taxable Revenue Bonds (Tivoli Tenside Project), Series 2009, in an aggregate principal amount not to exceed $70,000,000

Gentlemen:

All capitalized terms used but not defined herein shall have the meanings assigned to them in that certain Lease Agreement, dated as of December 1, 2009, by and between The Atlanta Development Authority and Ten Side Holdings, LLC.

This is a requisition for payment from The Atlanta Development Authority Project Fund - Tivoli Ten Side Project, of an obligation in the stated amount incurred by or on behalf of the Issuer in connection with the issuance of the Bonds in caption or the acquisition of the Project.

1.         This obligation is a proper charge against the Project Fund, the payment thereof is being made in connection with the Project and has not been the basis of any previous withdrawal from the Project Fund.

2.         No other certificate in respect of the foregoing obligation is being or has been previously delivered to the Trustee.

3.         The Lessee has no notice of any vendor’s, mechanic’s, or other liens or right to liens, chattel mortgages or conditional sales contracts, or other contracts or obligations (other than those being contested in good faith as permitted in Section 6.l(c) of the Lease Agreement) which should be satisfied or discharged before such payment is made; and

4.         Such requisition contains no item representing payment on account of any retained percentages which the Issuer or the Lessee is, as of the date of such requisition, entitled to retain under retained percentage agreements.

5.         Purpose and circumstances of such obligation: Reimbursement of costs of the Project. Owing to: Ten Side Holdings, LLC

F-1

In lieu of depositing funds in the Project Fund, Bondholder has elected to make a book entry notation of the advancement of funds on behalf of the Issuer to the Lessee for Project Funds. Lessee hereby acknowledges receipt of said funds.

6.         A bill or statement of account for such obligation is available upon request made to the Lessee.

7.         The Lease [Amendment] relating to the portion of the Project for which such obligation has been incurred is attached hereto, and has been executed by the Lessee. The Lease [Amendment] and this Requisition and Certificate relate to those portions of the Project conveyed to the Issuer by Quitclaim Deed attached hereto and numbered as described above. Payment of this Requisition and Certificate may be made as directed on any such attachment.

All of the foregoing is hereby certified.

By:
Authorized Lessee Representative

Insofar as the disbursement requested hereby is to pay obligations incurred for labor, material, supplies or equipment in connection with the acquisition, construction and installation of the Project, such labor and services were to the Lessee’s knowledge performed and such material, supplies or equipment were or are to be used in connection with the acquisition of the Project or delivered at the site of the Project for such purpose. This requisition includes by attachment hereto the quitclaim deed and bill of sale necessary to convey title in and to the items of Leased Land for which reimbursement is sought to the Issuer.

This requisition is given without prejudice against any rights of the Issuer or the Lessee against third parties which exist on the date hereof.

Authorized Lessee Representative

F-2